                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [X] Preliminary proxy statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     [ ] Definitive proxy statement

     [ ] Definitive additional materials

     [ ] Soliciting material pursuant to Rule 14a-12
                                  HARBOR FUND
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
                                  HARBOR FUND
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

--------------------------------------------------------------------------------

     (2) Form, schedule or registration statement no.:

--------------------------------------------------------------------------------

     (3) Filing party:

--------------------------------------------------------------------------------

     (4) Date filed:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

HARBOR FUND

Dear Shareholder:

    You are cordially invited to attend a Special Meeting of
Shareholders of Harbor Fund to be held on Thursday, June 7, 2001 at 1:00 p.m., Eastern time, at One SeaGate, 16th Floor, Toledo,
Ohio 43666.                                                         [HARBOR FUND
                                                                           LOGO]

    At this important meeting, you will be asked to vote on new advisory and subadvisory agreements. In addition, you will be asked to vote on the election of one Trustee. You should carefully read the Proxy Statement that sets forth the matters to come before the Meeting and discusses each proposal in detail. The Notice of Special Meeting of Shareholders and the Proxy Statement are attached, and a Proxy Card is enclosed for your use.

    The proposals relating to the new advisory and subadvisory agreements result from the recent purchase agreement entered into between Owens-Illinois, Inc., the parent company of Harbor Capital Advisors, and Robeco Groep N.V., a worldwide asset management firm, in which Robeco plans to acquire the business of Harbor Capital Advisors, the investment adviser to Harbor Fund. Under federal laws, the transaction would cause each of the existing advisory and subadvisory agreements to terminate.

    For the reasons set forth in the Proxy Statement, the Trustees, whose primary responsibility is to you as shareholders, have examined the ramifications of this transaction and the proposals emanating from it. They believe that the quality of services now provided by Harbor Capital Advisors will continue if the transaction is consummated and that Robeco's ownership may enhance these services. Accordingly, the proposals have been unanimously approved by the Board of Trustees of each Fund.

    While the proposed transaction would result in a new Harbor Capital Advisors, we envision no change in Harbor Fund's or Harbor Capital Advisors' investment philosophy or management approach. A few key points are highlighted below.

    - The current subadvisers for the Harbor funds will continue to manage the assets of their respective funds. There will be no change as a result of this transaction.

    - Harbor Capital Advisors will continue to carefully select subadvisers and monitor their performance on an ongoing basis.

    - There will be no change in the advisory fee rates paid by the Harbor funds to Harbor Capital Advisors as a result of the transaction. The terms of the new advisory agreements and subadvisory agreements are substantially identical to the terms of your Fund's current advisory and subadvisory agreement, except for the dates of execution, effectiveness and termination.

    - Harbor Fund will continue to offer actively managed no-load funds with competitive expense ratios.

    - The existing management team of Harbor Capital Advisors will remain under the new ownership.

    Your continued interest in Harbor Fund is gratefully acknowledged. Whether or not you expect to attend the Meeting, it is important that your shares be represented. We, and the Independent Trustees of each Fund, urge you to vote FOR all the proposals contained in the Proxy Statement.

    Your immediate response will help save the costs of additional proxy solicitations. Each Fund votes separately, so please sign and return all of the Proxy Cards included in this package or complete your vote by telephone or Internet, whether or not you expect to attend the Meeting.

/s/ David G. Van Hooser
David G. Van Hooser
Chairman

/s/ James M. Williams
James M. Williams
President

                                IMPORTANT NOTICE

     Although we recommend that you read the Proxy Statement carefully, for your convenience, we have provided a brief overview of the proposals to be voted on.

                              QUESTIONS & ANSWERS

Q: WHY AM I RECEIVING THIS PROXY STATEMENT?

A: Robeco Groep N.V. ("Robeco"), a major international investment management firm, has entered into a purchase agreement whereby Robeco will acquire substantially all the assets and liabilities of Harbor Capital Advisors, Inc. through a newly formed wholly owned subsidiary of Robeco ("New Harbor Capital"). This newly formed subsidiary will take the name "Harbor Capital Advisors, Inc." upon consummation of the transaction. Because this acquisition would technically result in a new investment advisor for the Funds, the federal securities laws require your approval of a new advisory agreement and subadvisory agreement for your Fund.

Q: HOW WILL THIS AFFECT MY ACCOUNT?

A: You can expect the same level of management expertise and quality shareholder service from New Harbor Capital to which you've grown accustomed. Robeco has made the growth of its asset management operations a key component of its business plans. This commitment should assist New Harbor Capital to expand its business, attract more assets to the Funds and maintain and possibly enhance the high level of services currently provided by Harbor Capital Advisors to the Funds. There will be no change in Harbor Fund's or New Harbor Capital investment philosophy or management approach, nor will there be a change in subadvisers as a result of the transaction. NONE OF THE PROPOSALS REQUEST OR WOULD RESULT IN AN INCREASE IN THE RATE OF ANY FUND'S INVESTMENT ADVISORY OR SUBADVISORY FEES.

Q: WILL MY VOTE MAKE A DIFFERENCE?

A: Your vote is needed to ensure that the proposals can be acted upon.
   Additionally, your immediate response on the enclosed proxy card(s) or vote by telephone or internet will help save the costs of any further solicitations for a shareholder vote. We encourage all shareholders to participate in the governance of their Fund(s).

Q: HOW DO THE TRUSTEES OF MY FUND SUGGEST THAT I VOTE?

A: After careful consideration, the Trustees of your Fund, including the independent Trustees who comprise a majority of each Fund's Board of Trustees, unanimously recommend that you vote "FOR" each of the proposals and "For" the election of David G. Van Hooser as a Trustee.

Q: WHOM DO I CALL IF I HAVE QUESTIONS?

A: We will be happy to answer your questions about the proxy solicitation.
   Please call us at                .

Q: HOW DO I VOTE?

A: You may vote by any of the following methods:

   - You may use the enclosed postage paid-envelope and mail in your proxy card.

   - Telephone -- Call 1-800-690-6903 and enter the 12-digit control number set forth on the proxy card.

   - Internet -- Go to www.proxyvote.com and enter the 12-digit control number set forth on the proxy card.

                           PRELIMINARY PROXY MATERIAL

                                  HARBOR FUND

--------------------------------------------------------------------------------

HARBOR MID CAP GROWTH FUND        HARBOR GLOBAL EQUITY FUND         HARBOR VALUE FUND
HARBOR GROWTH FUND                HARBOR CAPITAL APPRECIATION FUND  HARBOR BOND FUND
HARBOR SMALL CAP GROWTH FUND      HARBOR INTERNATIONAL FUND II      HARBOR SHORT DURATION FUND
HARBOR INTERNATIONAL GROWTH FUND  HARBOR INTERNATIONAL FUND         HARBOR MONEY MARKET FUND

                                (EACH, A "FUND")

                                  One SeaGate
                               Toledo, Ohio 43666

--------------------------------------------------------------------------------

                  NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS
                            To be held June 7, 2001

--------------------------------------------------------------------------------

     A Special Meeting of Shareholders (the "Meeting") of each Fund referred to above (collectively, the "Funds") will be held on June 7, 2001 at 1:00 p.m. (Eastern time) at One SeaGate, 16th Floor, Toledo, Ohio 43666, to consider the following:

1. A proposal to approve a new advisory agreement between each Fund and a newly created wholly owned subsidiary of Robeco Groep N.V. ("New Harbor Capital") that is acquiring substantially all of the assets and liabilities of Harbor Capital Advisors, Inc., each Fund's current investment adviser ("Harbor Capital");

2. A proposal to approve a new subadvisory agreement between each Fund, New Harbor Capital and each Fund's subadviser(s), as listed below;

                  FUND                                            SUBADVISER
                  ----                                            ----------
       Harbor Mid Cap Growth Fund                           Wall Street Associates
           Harbor Growth Fund                           Emerging Growth Advisors, Inc.
      Harbor Small Cap Growth Fund                    Westfield Capital Management, Inc.
    Harbor International Growth Fund                        Jennison Associates LLC
       Harbor Global Equity Fund                        BPI Global Asset Management LLP
    Harbor Capital Appreciation Fund                        Jennison Associates LLC
      Harbor International Fund II                  Summit International Investments, Inc.
       Harbor International Fund                      Northern Cross Investments Limited
           Harbor Value Fund                DePrince, Race & Zollo, Inc. & Richards & Tierney, Inc.
            Harbor Bond Fund                           Pacific Investment Management Co.
       Harbor Short Duration Fund                        Fischer Francis Trees & Watts
        Harbor Money Market Fund                         Fischer Francis Trees & Watts

3. A proposal to elect one Trustee, as named in the attached Proxy Statement, to serve on the Board of Trustees of Harbor Fund until his successor has been duly elected and qualified; and

4. To consider any other business that may properly come before the Meeting.

     Each new advisory and subadvisory agreement will take effect only if the proposed acquisition of substantially all of the assets and liabilities of Harbor Capital by Robeco Groep N.V. through New Harbor Capital is consummated. The election of one Trustee will occur regardless of whether the acquisition of Harbor Capital by Robeco Groep N.V. is consummated.

     THE BOARD OF TRUSTEES OF HARBOR FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF ALL THE PROPOSALS. APPROVAL OF NEW ADVISORY AND SUBADVISORY AGREEMENTS ARE REQUIRED BECAUSE OF THE PROPOSED ACQUISITION OF THE BUSINESS OF HARBOR CAPITAL. APPROVAL OF THE PROPOSALS WILL NOT RESULT IN AN INCREASE IN ANY FUND'S ADVISORY FEE RATE OR A CHANGE IN SUBADVISER(S) TO ANY FUND.

     Shareholders of record of each Fund at the close of business on April 3, 2001 will be entitled to vote at the Meeting and at any adjournment(s). The Proxy Statement and Proxy Card are being mailed to shareholders of record on or
about April   , 2001.

                                          By Order of the Board of Trustees,

                                          Karen B. Wasil, Secretary

Toledo, Ohio
April   , 2001

         PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD, OR
        COMPLETE YOUR PROXY BY TELEPHONE OR INTERNET, WHETHER OR NOT YOU
                         EXPECT TO ATTEND THE MEETING.

                                  HARBOR FUND
--------------------------------------------------------------------------------

HARBOR MID CAP GROWTH FUND               HARBOR GLOBAL EQUITY FUND                HARBOR VALUE FUND
HARBOR GROWTH FUND                       HARBOR CAPITAL APPRECIATION FUND         HARBOR BOND FUND
HARBOR SMALL CAP GROWTH FUND             HARBOR INTERNATIONAL FUND II             HARBOR SHORT DURATION FUND
HARBOR INTERNATIONAL GROWTH FUND         HARBOR INTERNATIONAL FUND                HARBOR MONEY MARKET FUND

                                (EACH, A "FUND")

                                  One SeaGate
                               Toledo, Ohio 43666
--------------------------------------------------------------------------------

                                PROXY STATEMENT

     This Proxy Statement contains the information you should know before voting on the proposals summarized below.

                                  INTRODUCTION

     This Proxy Statement is being used by the Board of Trustees of Harbor Fund to solicit proxies to be voted at a Special Meeting of Shareholders of your Fund (the "Meeting"). Each Fund's Meeting is expected to be held at the same time at the offices of Harbor Fund, One SeaGate, Toledo, Ohio 43666 at 1:00 p.m. (Eastern time) on June 7, 2001, and at any adjournment(s) of the Meeting to a later date, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders.

     This Proxy Statement and the enclosed Proxy Card are being mailed to shareholders on or about April 30, 2001. Only one proxy statement is being delivered to shareholders who reside at the same address, unless Harbor Fund has received contrary instructions from one or more of the shareholders. Each Fund will furnish, without charge, a copy of its most recent annual report and any more recent semi-annual report to any shareholder upon request. Shareholders may request a copy of these reports or a separate copy of the proxy statement or inform Harbor Fund that they wish to receive separate copies of the reports or proxy statement by writing to Harbor Fund, One SeaGate, Toledo, Ohio 43666, by calling 1-800-422-1050 or by visiting our web site at www.harborfund.com.

     The Meeting is being called to consider, among other things, proposals necessitated by the proposed acquisition (the "Transaction") of substantially all of the assets and assumption of substantially all of the liabilities of Harbor Capital Advisors, Inc., each Fund's current investment adviser ("Harbor Capital"), by a newly created wholly owned subsidiary of Robeco Groep N.V. ("New Harbor Capital"). If Proposals 1 and 2, regarding the approval of the new advisory agreements and subadvisory agreements (as defined below), are adopted and the Transaction is consummated, New Harbor Capital will serve as the investment adviser to each Fund and each subadviser (each, a "Subadviser") will continue as the investment subadviser for its respective Fund. Consummation of the Transaction is conditioned upon, among other things, approval of Proposals 1 and 2 by the shareholders of each Fund. Each Fund's new advisory agreement is substantially identical to the Fund's current advisory agreement, except for the dates of execution, effectiveness and termination. Each Fund's new subadvisory agreement is substantially identical to the Fund's current subadvisory agreement, except for the dates of execution, effectiveness and termination, for certain other minor amendments made to conform the language of each subadvisory agreement and for the duration of the exclusivity provisions. YOUR APPROVAL OF THE NEW ADVISORY AGREEMENTS AND SUBADVISORY AGREEMENTS WILL NOT RESULT IN ANY INCREASE IN ANY OF THE FUNDS' ADVISORY FEE RATES NOR ANY CHANGE IN SUBADVISERS.

     The following table summarizes each proposal to be voted on at the Meeting and the Funds whose shareholders are being solicited with respect to each proposal:

--------------------------------------------------------------------------------

                         SUMMARY OF VOTING ON PROPOSALS
--------------------------------------------------------------------------------

                      PROPOSAL                        AFFECTED FUNDS
                      --------                        --------------
1.   Approval of new advisory agreements              All Funds
2.   Approval of new subadvisory agreements           All Funds
3.   Election of one Trustee                          All Funds

--------------------------------------------------------------------------------

                            WHO IS ELIGIBLE TO VOTE

     Shareholders of record of a Fund as of the close of business on April 3, 2001 (the "record date") are entitled to vote on all of that Fund's business at the Meeting and any adjournments thereof. Each share is entitled to one vote. Shares represented by properly executed proxies, unless revoked before or at the Meeting, will be voted according to the shareholder's instructions. If you sign a proxy, but do not fill in a vote, your shares will be voted to approve Proposals 1 and 2 and in favor of the nominee for Trustee listed in Proposal 3. If any other business comes before the Meeting, your shares will be voted at the discretion of the persons named as proxies.

INFORMATION CONCERNING HARBOR FUND, HARBOR CAPITAL AND NEW HARBOR CAPITAL

     Harbor Fund began offering shares to the public in 1986. From that start, Harbor Fund has grown from a single domestic equity fund to a family of funds with total net assets of approximately $13.1 billion and 122,612 shareholders as of March 31, 2001. Harbor Fund has become recognized as a family of mutual funds with emphasis on long-term performance and low relative expenses. Harbor Fund is currently comprised of twelve separate funds, each with its own investment objectives and policies. Harbor Capital, a registered investment adviser with the Securities and Exchange Commission ("SEC") under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), has served as each Fund's investment adviser since each Fund's inception. The emphasis on long-term performance and relatively low expenses will continue to be core principles for Harbor Fund and New Harbor Capital following the Transaction.

THE TRANSACTION

     Owens-Illinois, Inc. ("O-I"), which indirectly owns all of the outstanding stock of Harbor Capital, is one of the world's leading manufacturers of packaging products. The board of directors of O-I has concluded that it is in the best interest of O-I shareholders to sell the business of Harbor Capital to another company in the investment management industry. To that end, O-I has entered into a purchase agreement with Robeco Groep N.V. ("Robeco"), dated as of March 20, 2001 (the "Purchase Agreement"), pursuant to which an indirect wholly owned subsidiary of Robeco will acquire substantially all of the assets and assume substantially all of the liabilities of Harbor Capital and its subsidiaries. Robeco will effect the purchase through a newly created subsidiary which will take on the name "Harbor Capital Advisors, Inc." immediately prior to the consummation of the Transaction. To distinguish between the two, we refer to this newly created subsidiary of Robeco in this Proxy Statement as "New Harbor Capital".

     This newly created subsidiary will be registered with the SEC as an investment adviser under the Advisers Act. As part of the Transaction, Robeco will also be acquiring Harbor Transfer, Inc., each Fund's shareholder servicing agent and HCA Securities, Inc., each Fund's principal distributor. Robeco will acquire these service providers in the same way it will be acquiring Harbor Capital, by forming two new subsidiaries which will purchase substantially all of the assets and assume substantially all of the liabilities of Harbor

Transfer and HCA Securities, respectively, and then take the names of the original entities immediately prior to the consummation of the Transaction.

INFORMATION CONCERNING ROBECO GROEP N.V.

     Robeco is one of Europe's largest investment management firms with approximately $80 billion in assets under management as of March 31, 2001. Robeco, a Dutch limited liability company and the holding company for a number of direct and indirect subsidiaries, is headquartered in Rotterdam, The Netherlands and operates throughout the world, including the United States. The principal executive offices of Robeco are located at Coolsingel 120, 3011 AG Rotterdam, The Netherlands. Through its subsidiaries, Robeco employs approximately 1,500 people worldwide.

     Robeco is active in various areas of investment management. It currently provides investment management services to a large number of segregated accounts and a range of institutional funds as well as to a variety of retail mutual funds, most of which are listed on the major European stock exchanges. These funds include Robeco's largest mutual funds: Robeco N.V., Rolinco N.V. and Rorento N.V., with approximately $14.8 billion of assets under management as of March 31, 2001. Robeco operates primarily outside of the United States, although it currently holds full ownership interests in two U.S. investment advisers. These U.S. investment advisers serve as investment advisers to several private investment funds, U.S. registered mutual funds and separate accounts. The assets under management of these U.S. advisory subsidiaries total approximately $20.8 billion as of March 31, 2001.

     In February 1997, Cooperatieve Centrale Raiffeissen-Boerenleenbank B.A. ("Rabobank") acquired 50% of the equity of Robeco with the option for Rabobank to acquire the remaining 50% of Robeco's equity under certain conditions. This option was exercised in February 2001. Robeco's formal legal and governance structure guarantees that its management can act independently from Rabobank.

     Rabobank is a co-operative banking organization, having its principal offices at Croeselaan 18, P.O. Box 17100, 3500 HG, Utrecht, The Netherlands. In The Netherlands, there are approximately 410 local Rabobanks, with over 1,700 branch offices. Outside of The Netherlands, Rabobank has more than 140 branches in approximately 30 countries. With a balance sheet total of Euro 325 billion
(approximately $     billion) as of June 30, 2000, Rabobank is, in terms of
assets, among the 20 largest banks in Europe and among the top 50 banks in the world. The long-term unsecured senior debt of Rabobank has been assigned a rating of "AAA" by Standard & Poor's Rating Group, "Aaa" by Moody's Investors Service, Inc. and "AAA" by Fitch IBCA International. Rabobank is the only private sector bank with such high investment grade ratings.

     The Bank Holding Company Act of 1956 ("Act"), the rules and regulations of the U.S. Federal Reserve, and Dutch banking laws impose restrictions on the operations of Rabobank, a financial holding company pursuant to the Act, and its affiliates, which will include New Harbor Capital after the consummation of the Transaction. In general, the Act limits the permissible activities of a financial holding company and its affiliates to those of banking or managing or controlling banks and to non-banking activities, including those deemed to be financial in nature or incidental to a financial activity. The current activities of Harbor Capital and its subsidiaries constitute permissible activities under the Act for a non-bank subsidiary of a financial holding company. New Harbor Capital and its subsidiaries, however, may be subject to, among other restrictions under the Act, limitations on the size of the investments by New Harbor Capital in a Fund and in the event that New Harbor Capital is deemed to control a Fund, limitations on the size of investments by a Fund in companies in which that Fund invests.

TERMS OF THE PURCHASE AGREEMENT

     At the closing of the Transaction, Robeco will acquire substantially all of the assets and assume substantially all of the liabilities of Harbor Capital. Robeco will effect the purchase through a newly created subsidiary which will take on the name "Harbor Capital Advisors, Inc." immediately prior to the consummation of the Transaction. As part of the Transaction, Robeco will also acquire substantially all of the assets and liabilities of Harbor Transfer and HCA Securities through two other newly created direct wholly owned subsidiaries of New Harbor Capital. These two newly formed subsidiaries will take on the names "Harbor Transfer, Inc." and "HCA Securities, Inc.", respectively, immediately prior to the consummation of the Transaction. In consideration for selling substantially all of the assets and assuming substantially all of the liabilities of Harbor Capital, Harbor Transfer and HCA Securities to Robeco, Robeco will pay up to $490 million in cash to O-I at the closing, subject to certain purchase price adjustments and a holdback set forth in the Purchase Agreement. These adjustments will be derived from, among other things, changes in advisory fee revenues based upon sales and redemptions of shares of Harbor Fund. The adjustments based on changes in advisory fee revenues to the initial purchase price could result in O-I receiving less than the initial purchase price but not more than the initial purchase price. Rabobank, the parent company of Robeco, has committed to provide Robeco with the capital necessary to finance the Transaction.

     O-I and Robeco intend for all of Harbor Capital's employees to continue their employment with New Harbor Capital following the Transaction. As part of the Transaction and in order to encourage existing employees to remain, all Harbor Capital employees are eligible to participate in a bonus pool which has been created exclusively to fund retention bonuses which will be paid to the employees if they remain with New Harbor Capital for two years after the closing of the Transaction. However, the Transaction is not conditioned upon the continued employment of any Harbor Capital personnel, and there can be no assurance that any particular Harbor Capital employee will accept employment with New Harbor Capital or its affiliates.

     The Transaction is expected to close in June 2001, provided that a number of conditions set forth in the Purchase Agreement are satisfied or waived. These conditions include, among other things, the approval of the new advisory and subadvisory agreements by shareholders of each Fund and obtaining certain foreign and domestic regulatory approvals, consents, licenses and permits.

     The Purchase Agreement does not contemplate any change in any Fund's Subadviser(s), portfolio manager(s) or portfolio management team. However, after consummation of the Transaction, New Harbor Capital will continue to actively review the performance of each Subadviser and may, upon approval of the Trustees, replace a Subadviser when New Harbor Capital believes a change would be in the best interests of the Fund's shareholders. The subadvisory agreement of a Fund with any new Subadviser would be required to be approved by the Trustees of Harbor Fund, including a majority of the Trustees who are not "interested persons" (as defined in the Investment Company Act) of the new Subadviser, New Harbor Capital or Harbor Fund. In addition, any new subadvisory agreement for a Fund would need to be approved by shareholders of that Fund, unless an order granting an exemption from the requirement that subadvisory agreements be approved by shareholders is obtained from the SEC. Harbor Fund and New Harbor Capital intend to file an application to obtain such an order. However, there can be no assurance that such an order will be received.

     Following the Transaction, New Harbor Capital will be a wholly owned subsidiary of Harbor Capital Holding Corp., which will be located at [address]. Harbor Capital Holding Corp. will in turn be a wholly owned subsidiary of Robeco International B.V. Robeco International B.V., a wholly owned direct subsidiary of Robeco, is a sub-holding company for certain international subsidiaries of Robeco.

ANTICIPATED BENEFITS OF THE TRANSACTION

     It is anticipated that the Transaction and New Harbor Capital's affiliation with Robeco will benefit New Harbor Capital and the Funds in a number of ways, including the following:

     - While Harbor Fund will remain a no-load fund family, New Harbor Capital will seek to enhance the marketing and distribution of Fund shares.

     - Robeco has made the growth of its United States asset management operations a key component of its business plans. This commitment should assist New Harbor Capital in expanding its business and attracting more assets to the Funds, which should help New Harbor Capital to maintain and possibly enhance the scope of services it provides to the Funds.

     - Robeco provides the potential access and expertise for the Funds to be distributed through Robeco's distribution channels.

     - Robeco will provide New Harbor Capital's personnel the opportunity of being part of a world wide company that is focused on the investment management business. This should further New Harbor Capital's ability to attract and retain highly qualified employees.

     The Transaction is not expected to result in any changes in the composition of the senior management or personnel providing services to Harbor Fund, or any changes in the manner in which New Harbor Capital will render advisory or administrative services to the Funds from Harbor Capital's current operations. Specifically, the Purchase Agreement does not contemplate any changes in the management or operations of New Harbor Capital relating to the Funds, or in the management or operations of the other service providers to the Funds, other than changes in the ordinary course of business. In addition, there will be no change in the Funds' Subadvisers as a result of the Transaction. Further, the Trustees will not change as a result of the Transaction. New Harbor Capital and Harbor Fund will remain headquartered in Toledo, Ohio following the consummation of the Transaction. Robeco and Harbor Capital believe that the quality of services now provided by Harbor Capital and the Subadvisers to the Funds will continue after the Transaction is consummated, and that Robeco's ownership and its commitment to the investment management business may enhance the quality of those services. Shareholders should expect the same quality of services to which they have become accustomed.

--------------------------------------------------------------------------------

                                   PROPOSAL 1

                      APPROVAL OF A NEW ADVISORY AGREEMENT
                                  (EACH FUND)
--------------------------------------------------------------------------------

SUMMARY

     Shareholders of each Fund are being asked to approve a proposed new advisory agreement with New Harbor Capital. The consummation of the Transaction will constitute an "assignment" (as defined in the Investment Company Act of 1940 (the "Investment Company Act")) of each Fund's current advisory agreement with Harbor Capital (each, an "existing advisory agreement"). As required by the Investment Company Act, each existing advisory agreement provides for its automatic termination in the event of an assignment. Accordingly, the existing advisory agreements will terminate upon the consummation of the Transaction and the new advisory agreements are necessary to enable New Harbor Capital to manage the Funds.

FACTORS CONSIDERED BY THE TRUSTEES AND THEIR RECOMMENDATION

     At a special in-person meeting of the Board of Trustees of Harbor Fund held on March 23, 2001, the Trustees, including all the Trustees who are not "interested persons" of the Funds, Harbor Capital, New Harbor Capital, Robeco or any Subadviser (the "Independent Trustees"), unanimously voted to approve the new investment advisory agreements for each Fund and to recommend that the shareholders of each Fund vote FOR the approval of the new investment advisory agreements with New Harbor Capital effective upon the consummation of the Transaction. For the reasons summarized below, they concluded that approval of new investment advisory agreements resulting from the Transaction was in the best interest of shareholders. Each new advisory agreement is substantially identical to the Fund's existing advisory agreement, except for the dates of execution, effectiveness and termination.

     In evaluating the new investment advisory agreements, the Trustees reviewed materials furnished by Harbor Capital, O-I and Robeco, including information regarding New Harbor Capital, and Robeco, and their respective affiliates, personnel, operations and financial condition. The Trustees also reviewed the terms of the Transaction and its possible effects on the Funds and their shareholders. The Trustees received Robeco's financial statements and considered whether Robeco would have access to sufficient capital to support the future growth of New Harbor Capital. The Trustees also discussed with Robeco its plans to retain Harbor Capital's management team and employees following the Transaction. The Trustees visited the headquarters of Robeco in the Netherlands and spent a day with senior officers of Robeco, as well as a member of the

Executive Board of Rabobank, to discuss their investment philosophy, to review first-hand their operations and to analyze their goals for New Harbor Capital and Harbor Fund. They were impressed by Robeco's approach to investing and their ongoing commitment of resources to investment research and systems in recognition that the dedication of resources is an important component of the investment process. After their meeting in The Netherlands, which left the Trustees with a favorable impression, they then held separate meetings on February 25 and February 26 to further discuss the ramifications of the Transaction. During the entire evaluation process, the Trustees were advised by counsel.

     The Trustees concluded that the capacity of New Harbor Capital to provide investment advisory and other services to the Funds would be enhanced by the resources of Robeco, although there could be no assurance as to any particular benefits that may result. In making their recommendation, the Trustees deemed it especially important that Robeco unconditionally approve the continued use of Subadvisers for the Funds and that the current Subadvisers have all agreed to continue to serve in that capacity. Furthermore, the Trustees viewed favorably that Robeco represented that New Harbor Capital would continue to make recommendations to the Board of Trustees regarding the hiring, termination and replacement of the Subadviser based solely on merit. The Trustees also recognized Robeco's efforts to retain employees of Harbor Capital by creating a pool for retention bonuses. Finally, the Trustees believed that the fees to be paid to New Harbor Capital by the Funds under the new investment advisory agreements are fair and reasonable and identical to the fees payable to Harbor Capital under the existing investment advisory agreements which they had recently reviewed and approved.

     If the shareholders of a Fund do not approve the new advisory agreement with respect to their Fund and the Transaction is consummated, the Trustees of such Fund would consider what further action to take consistent with their fiduciary duties to the Fund. Such actions may include obtaining for the Fund interim investment advisory services at cost or at the current fee rate either from Harbor Capital or from another advisory organization. Thereafter, the Trustees would either negotiate a new advisory agreement with an advisory organization selected by the Trustees or make other appropriate arrangements. In the event the Transaction is not consummated, Harbor Capital would continue to serve as investment adviser of the Funds pursuant to the terms of the existing advisory agreements.

TERMS OF THE EXISTING AND NEW ADVISORY AGREEMENTS

     The terms of each Fund's new advisory agreement are substantially identical to the terms of that Fund's existing advisory agreement, except for the dates of execution, effectiveness and termination. The stated rates of the advisory fees payable by the Funds are identical under the new advisory agreements and the existing advisory agreements.

     The existing advisory agreements are substantially similar to the new advisory agreements except for the annual percentage rate used to calculate fees, effective dates and renewal dates; therefore they are discussed below collectively as the "existing advisory agreements." The following summary of the new advisory agreements is qualified by reference to the representative form of the new advisory agreement attached to this Proxy Statement as Exhibit A. Because the new advisory agreements are substantially similar, only one representative new advisory agreement for these Funds is included as Exhibit A.The date that the existing advisory agreements were most recently submitted to shareholders for approval and the purpose for such submission is set forth in Exhibit C. Information regarding New Harbor Capital, its principal executive officers and directors, its other investment company clients and its brokerage placement policies is included in Exhibit D to this Proxy Statement.

     Management Services. The investment advisory services to be provided by New Harbor Capital to each Fund under the new advisory agreements are substantially identical to those provided by Harbor Capital under the Fund's existing advisory agreements. Pursuant to the terms of each new advisory agreement, New Harbor Capital will provide each Fund with investment research, advice and supervision, and will continuously furnish an investment program for each Fund consistent with the investment objectives and policies of the Fund. The new advisory agreements specifically permit New Harbor Capital to enter into subadvisory agreements with Subadvisers to whom New Harbor Capital may delegate its responsibility for providing investment advice and making investment decisions for the particular Fund or a portion thereof. New Harbor Capital will retain the responsibility under the new agreements to both oversee the Subadvisers which it selects and to recommend to Harbor Fund's Board of Trustees the hiring, termination and replacement of the Subadvisers.

     In addition to selecting Subadvisers, Harbor Capital currently provides, and New Harbor Capital would provide, management oversight services to the Funds, which include, but are not limited to, the following: (i) supervising the Subadvisers' compliance with federal regulations, including those imposed under the Investment Company Act, (ii) evaluating each of the Subadvisers' organization, investment process and investment performance, (iii) evaluating each Fund's performance in comparison to similar mutual funds and other market information, (iv) analyzing the composition of the investment portfolios of each Fund and preparing reports on the portfolios for the Trustees, (v) conducting searches, upon its own initiative and at the request of the Trustees, for a replacement for any Subadviser, (vi) preparing presentations to shareholders which analyze each Fund's overall investment program and performance and (vii) intensive and continual review of its Subadviser selection process.

     Payment of Expense and Transaction Charges. The new advisory agreements and the existing advisory agreements for each Fund will contain identical provisions relating to the expenses to be borne by each Fund. Under the new advisory agreement for each Fund, New Harbor Capital, at its own expense, will furnish to each Fund office space in its offices or in such other place as may be agreed upon from time to time, and all necessary office facilities, equipment and personnel for managing the affairs and investments and supervising the keeping of the books of each Fund and shall arrange, if desired by the Fund, for members of New Harbor Capital's organization to serve as officers or agents of the Fund. Also, the new advisory agreements for each Fund, New Harbor Capital will pay directly or reimburse the Fund for: (i) compensation (if any) of the Trustees who are affiliated with, or "interested persons" (as defined in the Investment Company Act) of, New Harbor Capital and all officers of the Fund as such; and [(ii) all expenses not specifically assumed by the Fund where such expenses are incurred by New Harbor Capital or by the Fund in connection with the management of the affairs of, and the investment and reinvestment of the assets of, the Fund.]

     Specifically, each Fund's proposed new advisory agreement will provide that the expenses borne by the Fund will include: (i) organization expenses of the Fund; (ii) fees and expenses incurred by the Fund in connection with membership in investment company organizations; (iii) brokers' commissions; (iv) payment for portfolio pricing services to a pricing agent, if any; (v) legal, accounting or auditing expenses; (vi) interest, insurance premiums, taxes or governmental fees; (vii) the fees and expenses of Harbor Transfer, the shareholder servicing agent of the Fund; (viii) the cost of preparing stock certificates or any other expenses, including clerical expenses of issue, redemption or repurchase of shares of the Fund; (ix) the expenses of and fees for registering or qualifying shares for sale and of maintaining the registration of the Fund and its shares;
(x) the fees and expenses of Trustees of the Fund who are not affiliated with New Harbor Capital; (xi) the cost of preparing and distributing reports and notices to shareholders, the SEC and other regulatory authorities; (xii) the fees or disbursements of custodians of the Fund's assets, including expenses incurred in the performance of any obligations enumerated by the declaration of trust or by-laws of the Harbor Fund insofar as they govern agreements with any such custodian; and (xiii) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business. HOWEVER, THE COSTS OF THE FUNDS ASSOCIATED WITH THE TRANSACTION, INCLUDING THE COSTS ASSOCIATED WITH CALLING THIS MEETING AND THE SOLICITATION OF PROXIES TO BE VOTED AT THE MEETING ARE BEING BORNE BY O-I AND ROBECO AND NOT BY THE FUNDS.

     Investment Advisory Fees. For its services, New Harbor Capital would be entitled to an investment advisory fee from each Fund. The method and rate for calculating each Fund's investment advisory fee will be the same under each Fund's new advisory agreement as under its existing advisory agreement. If each new advisory agreement had been in effect for each Fund's most recently completed fiscal year, the amount of investment advisory fees payable to New Harbor Capital by each Fund would have been identical to those payable under each existing investment advisory agreement to Harbor Capital. THERE WILL BE NO INCREASE IN THE INVESTMENT ADVISORY FEE RATES IN CONNECTION WITH THE TRANSACTION.

     Each Fund would pay New Harbor Capital a fee computed at a fixed annual percentage rate based upon the Fund's average daily net assets. The rates for calculating each Fund's investment advisory fee, which are the same under the existing and the new advisory agreements, are set forth in Exhibit B to this Proxy Statement. The fee would be computed and paid monthly.

     The aggregate amount of investment advisory fees incurred by each Fund for its most recently completed fiscal year, and the amount of any advisory fees waived pursuant to any voluntary expense limitation then in effect, are set forth in Exhibit C to this Proxy Statement. Following the Transaction, New Harbor Capital does not intend to reduce or eliminate any of the voluntary expense limitations currently in place for several of the Funds for the current fiscal year.

OTHER PROVISIONS UNDER THE EXISTING AND NEW ADVISORY AGREEMENTS

     Standard of Care. Under each new advisory agreement, New Harbor Capital shall not be liable for any error of judgment, mistake of law or for any loss sustained in connection with the performance of its duties under the agreement; but nothing contained in the agreement protects New Harbor Capital against any liability to the Fund or its shareholders by reason of willful misfeasance, bad faith or gross negligence on the part of New Harbor Capital in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under the investment advisory agreement. The existing advisory agreements include the same provisions.

     New Harbor Capital's Authority. Each new advisory agreement provides that New Harbor Capital shall have full discretion to act for the Fund in connection with the purchase and sale of portfolio securities subject only to the declaration of trust, by-laws, currently effective registrations under the Investment Company Act and the Securities Act of 1933, as amended (the "Securities Act"), investment objectives, policies and restrictions of the Fund in effect from time to time, and specific policies and instructions established from time to time by the Trustees. The existing advisory agreements include the same provisions.

     Portfolio Trading. Each new advisory agreement expressly permits New Harbor Capital to engage in portfolio trading. For a more detailed description of New Harbor Capital's portfolio transaction policy, which is identical to Harbor Capital's current policy, see Exhibit D to this Proxy Statement.

     Fee Waivers and Expense Limitation. New Harbor Capital may from time to time agree not to impose all or a portion of its fee and or limit the total operating expenses for certain Funds. Any such fee waiver or expense limitation is voluntary and may be discontinued or modified by New Harbor Capital at any time. Robeco has represented to the Trustees that New Harbor Capital will not modify or terminate any of the fee waivers or expense limitations currently in effect during Harbor Fund's fiscal year ending October 31, 2001.

MISCELLANEOUS

     If approved by shareholders, each Fund's new advisory agreement will become effective upon the consummation of the Transaction and will have an initial period of two years. Thereafter, each new advisory agreement will continue from year to year subject to annual approval by the Board of Trustees in the same manner as the existing investment advisory agreement. Each Fund's new advisory agreement terminates if assigned (as defined in the Investment Company Act) and may be terminated without penalty by a Fund, by vote of the board of trustees or by a vote of a majority of the outstanding voting securities of the Fund, each upon 60 days' written notice.

INFORMATION CONCERNING HARBOR CAPITAL AND NEW HARBOR CAPITAL

     Harbor Capital has served as investment adviser to Harbor Fund since Harbor Fund began offering shares to the public in 1986. Harbor Capital has been registered under the Investment Advisers Act of 1940 since 1984. Harbor Capital is a wholly owned subsidiary of O-I and is also the investment adviser to separate accounts for the Harbor Capital Group Trust for Defined Benefit Plans. Both Harbor Capital and O-I are located at One SeaGate, Toledo, Ohio 43666. All of Harbor Capital's employees are located in Toledo, Ohio.

Harbor Capital manages approximately $          billion in assets as of March
31, 2001, with the vast majority of those assets in the Funds.

     Harbor Capital began selecting Subadvisers in 1987 to make investment decisions for the Funds and has represented itself as an investment adviser whose strength, experience and expertise lies in its ability to evaluate, select and supervise highly qualified Subadvisers who can add value to a shareholder's investment in the Funds. Harbor Capital retains the ultimate responsibility to both oversee the Subadvisers which it selects and to recommend to Harbor Fund's Board of Trustees their hiring, termination and replacement.

     David G. Van Hooser serves as Chairman of the Board of Harbor Fund, James
M. Williams serves as President of Harbor Fund and Constance L. Souders serves as Vice President and Treasurer of Harbor Fund. Mr. Van Hooser is also a Director, the Chairman of the Board and Chief Executive Officer of Harbor Capital and is a Senior Vice President and the Chief Financial Officer of O-I. Mr. Williams is a Director and the President of Harbor Capital and Ms. Souders is a Director, the Senior Vice President and Secretary of Harbor Capital.

     New Harbor Capital has been formed to carry on the business of Harbor Capital. It is anticipated that the management and employees of New Harbor Capital will be the same as the current management and employees of Harbor Capital. Upon consummation of the Transaction, each of the current officers of Harbor Capital will be offered employment with New Harbor Capital. New Harbor Capital will also conduct its operations in Harbor Capital's current location at One SeaGate, Toledo, Ohio 43666.

     New Harbor will register with the SEC as an investment adviser under the Advisers Act. Pursuant to rules under the Securities Exchange Act of 1934 which allow a successor investment adviser to rely on the registration statement of the predecessor investment adviser for a period of time following the acquisition of the predecessor by the successor if certain conditions are met, New Harbor intends to rely on Harbor Capital's registration as an investment adviser following consummation of the Transaction until New Harbor Capital's registration as an investment adviser is granted by the SEC.

     New Harbor Capital will select Subadvisers to make investment decisions for the Funds and continue to represent itself as an investment adviser whose strength, experience and expertise lies in its ability to evaluate, select and supervise those Subadvisers who can add value to a shareholder's investment in the Funds. New Harbor Capital will retain the responsibility to both oversee the Subadvisers which it selects and to recommend to Harbor Fund's Board of Trustees their hiring, termination and replacement. New Harbor Capital will also serve as the investment adviser to separate accounts for the Harbor Capital Group Trust for Defined Benefit Plans

ADDITIONAL INFORMATION PERTAINING TO NEW HARBOR CAPITAL

     For additional information concerning the management, ownership structure, affiliations, portfolio transaction policies and certain other matters pertaining to New Harbor Capital as will be in effect upon the consummation of the Transaction, see Exhibit D.

SECTION 15(F) OF THE INVESTMENT COMPANY ACT

     Section 15(f) of the Investment Company Act permits, in the context of a change in control of an investment adviser to a registered investment company, the receipt by such investment adviser (or any of its affiliated persons) of any amount or benefit in connection with such sale, as long as two conditions are satisfied. First, for a period of three years after the Transaction, at least 75% of the investment company's board of trustees must not be "interested persons" (as defined in the Investment Company Act) of the new or former investment adviser. Second, there may not be imposed an "unfair burden" on the investment company as a result of the sale of such interest, or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden," as defined in the Investment Company Act, includes any arrangement during the two-year period after a change of control transaction whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services).

     The Board of Trustees have not been advised by Harbor Capital of any circumstances arising from the Transaction that might result in the imposition of an "unfair burden" being imposed on the Funds. Moreover, Robeco has agreed in the Purchase Agreement that (i) for a period of at least three years after the consummation of the Transaction, Robeco and its affiliates will use their best efforts to assure that at least 75% of each Fund's Board of Trustees are not "interested persons" (as defined in the Investment Company Act) of Robeco or Harbor Capital, and (ii) for two years after the consummation of the Transaction, Robeco and its affiliates will refrain from imposing, or agreeing to impose, an unfair burden on any Fund.

REQUIRED VOTE

     As provided under the Investment Company Act, approval of each proposed investment advisory agreement will require the vote of a majority of the outstanding voting securities of the applicable Fund. In accordance with the Investment Company Act and as used in this Proposal 1, a "majority of the outstanding voting securities" of a Fund means the lesser of (a) 67% or more of the shares of the Fund present at a shareholder meeting if the owners of more than 50% of the shares of the Fund then outstanding are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund entitled to vote at the Meeting.

     However, in addition to the legal requirement under the Investment Company Act, the consummation of the Transaction is conditioned upon the approval of the new advisory and subadvisory agreements by shareholders of each of the Funds. The Transaction is also conditioned upon the receipt of a number of permits, licenses, consents and regulatory approvals.

     FOR THE REASONS SET FORTH ABOVE, THE TRUSTEES OF HARBOR FUND UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF EACH FUND VOTE IN FAVOR OF THE NEW ADVISORY AGREEMENT WITH NEW HARBOR CAPITAL.

--------------------------------------------------------------------------------

                                   PROPOSAL 2

                    APPROVAL OF A NEW SUBADVISORY AGREEMENT
                                  (EACH FUND)
--------------------------------------------------------------------------------

SUMMARY

     Since 1987, Harbor Capital has selected Subadvisers to make investment decisions for the Funds. While Harbor Capital is responsible for selecting, evaluating, supervising and replacing, if necessary, the Subadvisers, it is the Subadvisers who make the day-to-day buy, sell and hold decisions for each Fund's portfolio. Currently, each Fund, except for the Harbor Value Fund, has one Subadviser. Harbor Capital has allocated the assets of Harbor Value Fund to two Subadvisers.

     Shareholders of each Fund are being asked to approve the new subadvisory agreements with their existing Subadvisers. The consummation of the Transaction will constitute an "assignment" (as defined in the Investment Company Act) of each Fund's current subadvisory agreement with the respective Subadviser (the "existing subadvisory agreement"). As required by the Investment Company Act, the existing subadvisory agreement provides for its automatic termination in the event of an assignment. Accordingly, the existing subadvisory agreements will terminate upon the consummation of the Transaction and the proposal to adopt new subadvisory agreements is necessary to enable each existing Subadviser to continue to manage its respective Fund's portfolio.

     Harbor Fund and Harbor Capital received an exemptive order from the SEC on October 21, 1997 (the "Order"). The Order allows Harbor Capital to evaluate, select and retain new Subadvisers for the respective

Funds or modify a Fund's existing subadvisory agreement without obtaining approval of the affected Fund's shareholders whenever Harbor Capital and the Trustees believe a change will benefit that Fund and its shareholders. Harbor Capital must still obtain the approval of the Trustees before it can implement any change. The Board of Trustees and Harbor Capital believe that being able to rely on the Order is beneficial for shareholders because it allows Harbor Capital to make changes in the Funds' subadvisory relationships when Harbor Capital and the Trustees believe that such a change is in shareholders' best interests without incurring the delay and expense of obtaining shareholder approval of the change.

     Because the Transaction will result in a successor to Harbor Capital, New Harbor Capital may not be able to rely on the Order and enter into new subadvisory agreements with the existing Subadvisers without first obtaining shareholder approval. For that reason, shareholders are being asked to approve new subadvisory agreements at this time. New Harbor Capital is seeking assurance from the staff of the SEC that it will be able to rely on the Order after the Transaction is consummated during which time New Harbor Capital will formally seek to amend the Order. However, there is no guarantee that the requested assurance from the staff of the SEC or the amended Order will be granted. If such assurance from the staff of the SEC is not received or the amended Order is not granted, after consummation of the Transaction approval of the shareholders of a Fund will be required in order to appoint a new Subadviser or materially amend a subadvisory agreement for a Fund.

FACTORS CONSIDERED BY THE TRUSTEES AND THEIR RECOMMENDATION

     At a special in-person meeting held on March 23, 2001, the Trustees, including all the Independent Trustees unanimously approved on behalf of each Fund the new subadvisory agreements for each Fund and to recommend that the shareholders of each Fund vote FOR the approval of the new subadvisory agreements. If approved by the shareholders, the new subadvisory agreements will become effective upon consummation of the Transaction.

     In evaluating the new subadvisory agreements, the Trustees who were advised by counsel throughout the process, reviewed all of the materials discussed above under Proposal 1 with respect to the approval of the new advisory agreements. The Trustees also paid particular attention to the fact that Robeco had unconditionally approved the continued use of the existing Subadvisers for the Funds and that the current Subadvisers have all agreed to continue to serve in that capacity. Furthermore, the Trustees were impressed that Robeco agreed that the recommendation by New Harbor Capital to the Board of Trustees, upon extensive analysis of the hiring, termination and replacement of the Subadvisers, be based solely upon merit. Finally, the Trustees believed that the compensation to be paid by New Harbor Capital to each Subadviser under the new subadvisory agreements was fair and reasonable, in light of the usual and customary charges made by others for services of the same nature and quality, it being identical to the rate of compensation under the existing subadvisory agreements which they had previously reviewed and approved. Harbor Capital continually monitors the performance of each Subadviser and the Trustees review the Subadvisers' performance with Harbor Capital at each Board meeting.

     If the shareholders of a Fund do not approve the new subadvisory agreement(s) with respect to their Fund and the Transaction is consummated, the Trustees of such Fund would consider what further action to take consistent with their fiduciary duties to the Fund. Such actions may include obtaining for the Fund interim subadvisory services at cost or at the current fee rate either from the existing Subadviser or from another advisory organization. Thereafter, the Trustees of such Fund would either negotiate a new subadvisory agreement with an advisory organization selected by the Trustees or make other appropriate arrangements. In the event the Transaction is not consummated, the existing Subadvisers would continue to serve as Subadviser(s) to their respective Fund(s) pursuant to the terms of the existing subadvisory agreements.

TERMS OF THE EXISTING AND NEW SUBADVISORY AGREEMENTS

     The terms of each Fund's proposed new subadvisory agreement are substantially identical to the terms of each Fund's existing subadvisory agreement, except for the dates of execution, effectiveness and termination and for certain non-material changes made to conform each agreement. Also, some of the existing subadvisory agreements contain an exclusivity provision which prohibits the Subadviser from serving as an investment adviser or Subadviser to another registered investment company other than Harbor Fund for a period of years set forth in the agreement. The exclusivity provisions vary depending upon the particular agreement. Because Harbor Fund is required to enter into new subadvisory agreements as a result of the Transaction, the new subadvisory agreements will take into account the length of time that has already elapsed under the exclusivity provision in the existing subadvisory agreements. Accordingly, the new subadvisory agreements contain exclusivity provisions which would run only for the length of time remaining under the existing subadvisory agreement's exclusivity provision. If the exclusivity provision has already lapsed, the new subadvisory agreement would not contain an exclusivity provision.

     The stated advisory fee rates to be paid by New Harbor Capital to each Subadviser under the new subadvisory agreements are identical to the stated advisory fee rates currently paid by Harbor Capital under the existing subadvisory agreements.

     Each existing subadvisory agreement is substantially similar except for the rate for calculating management fees, effective dates and renewal dates, and for the length of time of the exclusivity provision, if any; therefore they are discussed below collectively as the "existing subadvisory agreements." The following summary of the new subadvisory agreements is qualified by reference to the representative form of new subadvisory agreement attached to this Proxy Statement as Exhibit A1. Because the new subadvisory agreements are substantially similar, only one representative new subadvisory agreement for the Funds is included as Exhibit A1. Information regarding each Subadviser's portfolio transaction policy is included in Exhibit D and information regarding similar funds managed by the Subadviser is included in Exhibit D1, to this Proxy Statement.

     Subadvisory Services. The subadvisory services to be provided by each Subadviser under the new subadvisory agreement are identical to those provided by each Subadviser under each existing subadvisory agreement. Pursuant to the terms of each Fund's new subadvisory agreement, each Subadviser will be authorized to buy and sell securities for that portion of the Fund's portfolio allocated to that Subadviser and to designate brokers to carry out such transactions. No Subadviser may make any purchase in which the cost would exceed the Fund's available liquid assets and may not make any purchase which would violate any fundamental policy or restriction in the Fund's prospectus or statement of additional information as then in effect. The Subadvisers will also keep certain of the records required by the Investment Company Act and the Advisers Act to be maintained on behalf of the Funds, and assist Harbor Capital in maintaining each Fund's compliance with the requirements of the Investment Company Act. The Subadvisers will also provide in-person reports on the respective Fund's performance to the Trustees on a regular basis.

     Subadvisory Fees. For its services, each Subadviser would be entitled to a subadvisory fee from New Harbor Capital. The Funds have no responsibility to pay any fee to the Subadvisers. The method and rate for calculating each Fund's subadvisory fee will be the same under each Fund's new subadvisory agreement as under its existing subadvisory agreement. If each new subadvisory agreement had been in effect for each Fund's most recently completed fiscal year, the amount of subadvisory fees payable by New Harbor Capital to each Subadviser would have been identical to the amount payable under each existing subadvisory agreement. THERE WILL BE NO INCREASE IN THE SUBADVISORY FEE RATES UNDER THE NEW SUBADVISORY AGREEMENTS.

     New Harbor Capital will pay each Subadviser a fee at a fixed annual rate based upon the assets in the Fund allocated to the Subadviser, expressed as a percentage of the Fund's average daily net assets. The fee is computed and accrued monthly and paid quarterly in arrears. For purposes of determining the amount of assets allocated to a Subadviser and whether a fee rate breakpoint has been reached, both the existing and the new subadvisory agreements into account the assets of the Harbor Group Trust for Defined Benefit Plans which have been allocated to the Subadviser.

     The Subadvisers have no current intention to reduce or eliminate any of the voluntary expense limitations they currently have in place for the current fiscal year following the Transaction.

OTHER PROVISIONS UNDER THE EXISTING AND NEW SUBADVISORY AGREEMENTS

     Standard of Care. Under each new subadvisory agreement, the Subadviser shall not be liable for any error of judgment, mistake of law or for any loss sustained in connection with the provision of subadvisory services pursuant to the agreement; but nothing contained in each subadvisory agreement shall protect the Subadviser against any liability to New Harbor Capital, the Fund or its shareholders by reason of willful misfeasance, bad faith or gross negligence on the part of the Subadviser in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under the subadvisory agreement. The existing subadvisory agreements include the same provisions.

     Subadviser's Authority. Each new subadvisory agreement provides that the Subadviser shall have full discretion to act for the Fund in connection with the purchase and sale of portfolio securities for that portion of the Fund's portfolio allocated to the Subadviser, subject only to the declaration of trust, by-laws, currently effective registration statements under the Investment Company Act and the Securities Act, investment objectives, policies and restrictions of the Fund in effect from time to time, and specific policies and instructions established from time to time by the Trustees or by New Harbor Capital. The existing subadvisory agreements include the same provisions.

     Portfolio Trading. Each new subadvisory agreement expressly permits the Subadviser to engage in portfolio trading. For a more detailed description of each Subadviser's current portfolio transaction policies see Exhibit D to this Proxy Statement.

     Payment of Expenses. Each Subadviser bears its own costs of providing such subadvisory services under each existing and new subadvisory agreement.

MISCELLANEOUS

     Each Subadviser may from time to time agree not to impose all or a portion of its fee. Except as may otherwise be agreed to by the Subadviser and New Harbor Capital, any such fee waiver is voluntary and may be discontinued or modified by the Subadviser at any time. HOWEVER, THE ADVISORY FEE RATE PAYABLE BY THE FUND TO NEW HARBOR CAPITAL PURSUANT TO THE TERMS OF THE ADVISORY AGREEMENT WOULD NOT CHANGE IF A SUBADVISER WERE TO DISCONTINUE ITS FEE WAIVER.

     If approved by shareholders, each Fund's new subadvisory agreement will become effective upon the consummation of the Transaction and will continue in effect for an initial period of two years and thereafter will continue from year to year subject to annual approval by the Board of Trustees in the same manner as the existing subadvisory agreement. Each Fund's new subadvisory agreement terminates if assigned (as defined in the Investment Company Act) and may be terminated without penalty by a Fund, by vote of the Harbor Fund Board of Trustees or by a vote of a majority of the outstanding voting securities of the Fund and upon 60 days' written notice to the Subadviser, or by the Subadviser upon 60 days' written notice to the Fund.

INFORMATION CONCERNING EACH SUBADVISER

HARBOR MID CAP GROWTH FUND

     Wall Street Associates ("Wall Street"), a registered investment adviser under the Advisers Act since 1987, has served as Harbor Mid Cap Growth Fund's Subadviser since the Fund's inception in 2000. Wall Street, incorporated in 1987 as a Subchapter S corporation, is located at 1200 Prospect Street, Suite 100, La Jolla, CA 92037. Wall Street focuses on identifying investment opportunities in mid capitalization growth equities and managed approximately $1.6 billion in assets as of March 31, 2001. Wall Street receives a fee based on a percentage of the Fund's daily net asset value as follows: 0.80% on the first $50 million; 0.70% on the next $50 million; 0.60% on net assets over $100 million. The existing subadvisory agreement between Harbor Mid Cap Growth Fund, Harbor Capital and Wall Street was approved by shareholders on November 1, 2000 due to the initial appointment of Wall Street.

     Wall Street is 100% owned by current employees. William Jeffery III, Director and Portfolio Manager, and Kenneth Flord McCain, Director and Portfolio Manager, are each 40% share. David Alfred Baratta,

Portfolio Manager, owns 10%. Paul Kimler LeCoq, Portfolio Manager, owns 5%. Robert Dirk Anderson, vice president of marketing, owns 5%.

HARBOR GROWTH FUND

     Emerging Growth Advisors, Inc. ("Emerging Growth"), a registered investment adviser under the Advisers Act since 1992, has served as Harbor Growth Fund's Subadviser since 1997. Emerging Growth, incorporated on August 6, 1992 as a Delaware "S" corporation is located at 401 E. Pratt Street, Suite 211, Baltimore, MD 21202. Emerging Growth focuses on identifying companies of small to medium sizes with superior growth prospects and managed approximately $202.4 million in assets as of March 31, 2001. Emerging Growth receives a fee based on a percentage of the Fund's daily net assets as follows: 1.00% on the first $5 million; 0.75% on the next $20 million; 0.50% on net assets over $25 million. For the fiscal year ended October 31, 2000, Emerging Growth received an advisory fee of $1,370,000 based on net assets of $275,599,000. The existing subadvisory agreement between Harbor Growth Fund, Harbor Capital and Emerging Growth was approved by shareholders on August 12, 1997 due to the initial appointment of Emerging Growth.

     Peter Welles is the sole shareholder, Director, President, Secretary and Treasurer.

HARBOR SMALL CAP GROWTH FUND

     Westfield Capital Management Company, Inc. ("Westfield"), a registered investment adviser under the Advisers Act since 1989, has served as Harbor Small Cap Growth Fund's Subadviser since the Fund's inception in 2000. Westfield,
incorporated on                as a                corporation is located at One
Financial Center, 23rd Floor, Boston, MA 02111. Westfield focuses on identifying investment opportunities in micro- and small sized companies and managed approximately $2.5 billion in assets as of March 31, 2001. Westfield receives a fee based on a percentage of the Fund's daily net assets as follows: 1.00% on the first $25 million; 0.75% on the next $75 million; 0.60% on net assets over $100 million. The existing subadvisory agreement between Harbor Small Cap Growth Fund, Harbor Capital and Westfield was approved by shareholders on November 1, 2000 due to the initial appointment of Westfield.

     In October 1997, Westfield merged with Boston Private Investment Management, Inc, a wholly-owned subsidiary of Boston Private Financial Holdings, Inc. (publicly traded over-the-counter under BPFH and parent company to Boston Private Bank & Trust Company). The employees of Westfield are collectively the largest shareholder of Boston Private Financial Holdings with a 16% interest shared by the investment professionals and directors. All of Westfield's portfolio managers signed long term employment and non-compete agreements with Westfield. Although a bank affiliate with access to comprehensive banking services for its clients, Westfield operates as an autonomous investment management unit. Boston Private Financial Holdings, Inc. is located at Ten Post Office Square, Boston, MA 02109.

     Arthur J. Bauernfiend is the Chief Executive Officer, Stephen C. Demirjian is the Senior Vice President and C. Michael Hazard is the Vice Chairman of Boston Private Financial Holdings, Inc. William A. Muggia is the Senior Vice President, B. Randall Watts, Jr. is the Vice President and Timothy L. Vaill is the Chairman of the Board.

HARBOR INTERNATIONAL GROWTH FUND AND HARBOR CAPITAL APPRECIATION FUND

     Jennison Associates LLC ("Jennison"), a registered investment adviser under the Advisers Act since 1969, has served as Harbor International Growth Fund's Subadviser since its inception in 1993 and has served as Harbor Capital Appreciation Fund's Subadviser since 1990. Jennison, a Delaware limited liability company, is located at 466 Lexington Avenue, New York, NY 10017. Jennison focuses on identifying investment opportunities among medium to large sized companies in the U.S. and abroad which exhibit growth characteristics, and managed approximately $65 billion in assets as of March 31, 2001. Jennison receives a fee based on a percentage of each Fund's daily net asset value. The fees for Harbor International Growth Fund are based on .50% on the first $1.5 billion; .45% on the next $1.0 billion; .40% on net assets over $2.5 billion and the fees for Harbor Capital Appreciation Fund are based on .75% on the first $10 million; .50% on the next

$30 million; .35% on the next $25 million; .25% on the next $335 million; .22% on the next $600 million; .20% on the next $1 billion; .25% on net assets over $5 billion. For the fiscal year ended October 31, 2000, Jennison received an advisory fee of $7,369,000 based on net assets of $1.247 billion and $20,165,000 based on net assets of $9.1 billion, for Harbor International Growth Fund and Harbor Capital Appreciation Fund, respectively. The existing subadvisory agreement between Harbor International Growth Fund, Harbor Capital and Jennison was approved by shareholders on November 1, 1993 due to the initial appointment of Jennison. The existing subadvisory agreement between Harbor Capital Appreciation Fund, Harbor Capital and Jennison was approved by shareholders on September 25, 1990 due to a change in the advisory fee computation.

     The direct parent of Jennison is Prudential Investment Management, Inc. ("PIM"), formerly The Prudential Investment Corporation. PIM is wholly owned by Prudential Asset Management Holding Company, which is wholly owned by Jennison's ultimate parent, The Prudential Insurance Company of America.

     John H. Hobbs is the Chief Executive Officer, Chairman and a Director; Spiros Segalas is the President, Chief Investment Officer and a Director; Karen
E. Kohler is an Executive Vice President, the Chief Compliance Officer, Chief Administrative Officer, Treasurer and a Director; Kathleen A. McCarragher is an Executive Vice President and a Director; Michael A. Del Balso is an Executive Vice President and a Director; and Mary-Jane Flaherty, Philip N. Russo, Victor
Y. Sim, John R. Strangfeld, Kevin C. Uebelein and Bernard B. Winograd are each Directors of Jennison.

HARBOR GLOBAL EQUITY FUND

     BPI Global Asset Management LLP ("BPI"), a registered investment adviser under the Advisers Act since 1997, has served as Harbor Global Equity Fund's Subadviser since the Fund's inception in 2001. BPI, a Delaware limited liability partnership, is located at 1900 Summit Tower Blvd., Suite 450, Orlando, FL 32810. BPI focuses on identifying investment opportunities in foreign and domestic equity and debt securities and related financial instruments. BPI managed approximately $4.0 billion in assets as of March 31, 2001. BPI receives a fee based on a percentage of the Fund's daily net assets as follows: 0.40% on the first $1.5 billion; 0.35% on the next $1 billion; 0.30% on net assets over $2.5 billion. The existing subadvisory agreement between Harbor Global Equity Fund, Harbor Capital and BPI was approved by shareholders on February 1, 2001 due to the initial appointment of BPI.

     C.I. Global Holdings USA Inc. is a general partner, control person and 66% interest holder of BPI. JBS Advisors, Inc. is a general partner, control person and 34% interest holder of BPI. C.I. Global Holdings Inc. is the sole shareholder of C.I. Global Holdings USA Inc. and a control person. C.I. Mutual Funds Inc. is the sole shareholder of C.I. Global Holdings Inc. and a control person. C.I. Fund Management Inc. (public reporting company on TSE-"CIX") is located at 151 Yonge Street, Toronto, Ontario M5C2W7 Canada and is the sole shareholder of C.I. Mutual Funds Inc. and a control person.

     Peter W. Anderson is a control person and a manager of BPI. Ryan R. Burrow is a control person, the President, a Managing Director and a Manager of BPI. He is a 28.4% shareholder, Vice President and Treasurer of JBS Advisors, Inc. Paul Holland is a control person and a Managing Director of BPI. He is a 5.3% shareholder of JBS Advisors, Inc. Daniel R. Jaworski is a control person, the Chief Investment Officer and a Managing Director of BPI. He is a 37.9% shareholder and President of JBS Advisors, Inc. Michael J. Killeen is a control person and Secretary of BPI. Stephen A. MacPhail is a control person and a Manager of BPI. Pablo Salas is a control person and a Managing Director of BPI. He is a 28.4% shareholder, the Vice President and Secretary or JBS Advisors, Inc.

HARBOR INTERNATIONAL FUND II

     Summit International Investments, Inc. ("Summit"), a registered investment adviser under the Advisers Act since 1996, has served as Harbor International Fund II's Subadviser since the Fund's inception in 1996. Summit, incorporated on January 25, 1996 as a Massachusetts corporation, is located at 125 Summer Street, Boston, MA 02110. Summit focuses on identifying value oriented, non-US equity securities of companies that have long-term positive prospects and managed approximately $162.8 million in assets as of March 31, 2001.

Summit receives a fee based on a percentage of the Fund's daily net assets as follows: .50% on the first $1.5 billion; .45% on the next $1 billion; .40% on net assets over $2.5 billion. For the fiscal year ended October 31, 2000, Summit received an advisory fee of $635,000 based on net assets of $126,826,000. The existing subadvisory agreement between Harbor International Fund II, Harbor Capital and Summit was approved by shareholders on June 1, 1996 due to the initial appointment of Summit.

     James LaTorre is the sole shareholder, a Director, the President, Treasurer and Clerk. Edward E. Wendell, Jr. is a Director.

HARBOR INTERNATIONAL FUND

     Northern Cross Investments Limited ("Northern Cross"), a registered investment adviser under the Advisers Act since 1993, has served as Harbor International Fund's Subadviser since 1993. Prior to 1993, Hakan Castegren served as portfolio manager for the Fund for two predecessor advisers which collectively served as advisers to the Fund since its inception inception. Northern Cross, incorporated on September 29, 1992 as a Bermuda corporation, is located at Clarendon House, 2 Church Street, Hamilton, Bermuda HMDX. Northern Cross focuses on identifying value oriented, non-US equity securities of companies that have long-term positive prospects and managed approximately $5.8 billion in assets as of March 31, 2001. Northern Cross receives a fee at the rate of 0.60% of the Fund's daily net assets. For the fiscal year ended October 31, 2000, Northern Cross received an advisory fee of $26,057,000 based on net assets of $4,830,275,000. The actual fees would have been $29,323,000 however, as Northern Cross waived $3,266,000 and Harbor Capital passed through that waiver to shareholders of the Fund by waiving a corresponding amount of its fee. The existing subadvisory agreement between Harbor International Fund, Harbor Capital and Northern Cross was approved by shareholders on June 1, 1993 due to the initial appointment of Northern Cross.

     Hakan Castegren is the sole shareholder and President, Nicolas G. Trollope is the Vice President, Clarance G. Hall is the Secretary and Graham Collis is the Director.

HARBOR VALUE FUND

     DePrince, Race & Zollo, Inc. ("DRZ"), a registered investment adviser under the Advisers Act since 1995, has served as Harbor Value Fund's co-Subadviser
since 1995. DRZ, incorporated on                as a                corporation,
is located at 201 Orange Avenue, Suite 850, Orlando, FL 32801. DRZ focuses on companies that exhibit above average yield, low relative valuation and a
fundamental catalyst. DRZ managed approximately $          in assets as of March
31, 2001. DRZ receives a fee based on a percentage of the Fund's daily net assets as follows: .65% on the first $10 million; .40% on the next $40 million;
 .30% on the next $50 million; .25% on such assets over $100 million. For the fiscal year ended October 31, 2000, DRZ received an advisory fee of $318,000 based on the portion of the assets they managed. The total net asset of the Fund as of October 31, 2000 was $147,615,000. The existing subadvisory agreement between Harbor Value Fund, Harbor Capital and DRZ was approved by shareholders on August 3, 1995 due to the initial appointment of DRZ.

     DRZ is equally owned by Gregory M. DePrince, John D. Race and Victor A. Zollo. Gregory M. DePrince is an Executive Vice President and a Director, John
D. Race is an Executive Vice President and a Director and Victor A. Zollo is the President and a Director.

     Richards & Tierney, Inc. ("R&T"), a registered investment adviser under the Advisers Act since 1986, has served as Harbor Value Fund's co-Subadviser since 1993. R&T, an S Corporation incorporated on April 2, 1984 in Illinois, is located at 111 W. Jackson Blvd., Chicago, IL 60604. R&T manages the passive portion of the Fund's portfolio, and managed approximately $186 million in assets as of March 31, 2001. R&T receives a fee based on a percentage of the Fund's daily net assets as follows: .30% on the first $5 million; .25% on the next $10 million; .20% on net assets over $15 million. For the fiscal year ended October 31, 2000, R&T received an advisory fee of $111,000 based on the portion of the assets they managed. The total net asset of the Fund as of October 31, 2000 were $147,615,000. The existing subadvisory agreement between Harbor Value

Fund, Harbor Capital and R&T was approved by shareholders on October 27, 1993 due to the initial appointment of R&T.

     R&T is owned by David E. Tierney, Thomas M. Richards, Charles J. McPike, Tommy O. Huie and M. Ann Posey. David E. Tierney is a Director, the President and Treasurer, Joseph E. Tierney is the Secretary, Thomas M. Richards is a Director and Charles J. McPike is a Director.

HARBOR BOND FUND

     Pacific Investment Management Company, LLC. ("PIMCO"), a registered investment adviser under the Advisers Act since 1971, has served as Harbor Bond Fund's Subadviser since the Fund's inception in 1987. PIMCO, a Delaware limited liability company is located at 840 Newport Center Drive, Suite 300, Newport Beach, CA 92660. PIMCO focuses on identifying investment opportunities among all bonds and managed approximately $220 billion in assets as of March 31, 2001. PIMCO receives a fee based on a percentage of the Fund's daily net assets as follows: .50% on the first $25 million; .375% on the next $25 million; .25% on net assets over $50 million. For the fiscal year ended October 31, 2000, PIMCO received an advisory fee of $1.7 million based on net assets of $717 million.

     The existing subadvisory agreement between Harbor Bond Fund, Harbor Capital and PIMCO was approved by shareholders on October 19, 1994 due to a merger by PIMCO.

     PIMCO is a subsidiary of PIMCO Advisors L.P. ("PIMCO Advisors"). PIMCO Advisors is located at 800 Newport Center Drive, Newport Beach, California 92660. PIMCO Advisors was organized as a limited partnership under Delaware law in 1987. PIMCO Advisors' sole general partner is Allianz-PacLife Partners LLC. Allianz-PacLife Partners LLC is a Delaware limited liability company with two members, PIMCO Holding LLC, a Delaware limited liability company and Pacific Asset Management LLC, a Delaware limited liability company. PIMCO Holding LLC's sole member is Allianz GP Sub LLC which is a wholly-owned subsidiary of Allianz of America, Inc., which is wholly owned by Allianz AG. Pacific Asset Management LLC is a wholly-owned subsidiary of Pacific Life Insurance Company, which is a wholly-owned subsidiary of Pacific Mutual Holding Company. Allianz A.G. indirectly holds a controlling interest in PIMCO Advisors L.P. Pacific Life Insurance Company owns an indirect minority equity interest in PIMCO Advisors L.P. Pacific Life Insurance Company is a California-based insurance company. Allianz AG is a European-based, multinational insurance and financial services holding company.

     William Benz II, Robert Burns, Chris Dialynas, Mohamed El-Erian, William Gross, John Hague, Pasi Hamalainen, Brent Harris, Brent Holden, Margaret Isberg, John Loftus, Paul McCulley, Dean Meiling, James Muzzy, William Podlich, William Powers, Ernest Schmider, Lee Thomas, William Thompson and Benjamin Trosky are PIMCO's Managing Directors.

HARBOR SHORT DURATION FUND AND HARBOR MONEY MARKET FUND

     Fischer Francis Trees & Watts, Inc. ("Fischer Francis"), a registered investment adviser under the Advisers Act since 1973, has served as Harbor Short Duration Fund's Subadviser since the Fund's inception in 1992 and has served as Harbor Money Market Fund's Subadviser since its inception in 1987. Fischer Francis, incorporated on July 5, 1973 as a New York corporation, is located at 200 Park Avenue, New York, NY 10166. Fischer Francis focuses on fixed income and
multi-currency portfolio management and managed approximately $          in
assets as of March 31, 2001. The fees for Harbor Short Duration Fund are based on .20% on the first $100 million; .15% on net assets over $100 million and the fees for Harbor Money Market Fund are based on .20% on the first $100 million;
 .15% on net assets over $100 million. For the fiscal year ended October 31, 2000, Fischer Francis received an advisory fee of $250,000 based on net assets of $125,032,000 and $145,000 based on net assets of $105,893,000 for Harbor Short Duration Fund and Harbor Money Market Fund, respectively. The existing subadvisory agreement between Harbor Short Duration Fund, Harbor Capital and Fischer Francis was approved by shareholders on April 28, 1993 due to the initial appointment of Fischer Francis. The existing subadvisory agreement between Harbor Money Market Fund, Harbor Capital and Fischer Francis was approved by shareholders on September 25, 1990 due to a change in the advisory fee computation.

     Fisher Francis' parent holding company is Charter Atlantic Corporation, which is operated and controlled by its 17 employee shareholders. Charter Atlantic Corporation also owns Fischer Francis Trees & Watts, Ltd. (UK), Charter Atlantic Capital Corporation and Charter Atlantic Securities Company, Inc. ("CASCO"), a government securities broker established under the Government Securities Act of 1986. CASCO was formed for the sole purpose of acting as agent in trades with central bank clients who require that their market activities are kept confidential.

     BNP Paribas and Fisher Francis announced the formation of a strategic alliance in the third quarter of 1999 in order to supplement the bank's fixed income portfolio management capacity. On that occasion, BNP Paribas acquired a minority voting interest in Fisher Francis. Associated with the BNP Paribas group, Fisher Francis remains independent and controlled by its managing shareholders.

REQUIRED VOTE

     As provided under the Investment Company Act, approval of each new subadvisory agreement will require the vote of a majority of the outstanding voting securities of the applicable Fund. In accordance with the Investment Company Act and as used in this Proposal 2, a "majority of the outstanding voting securities" of a Fund means the lesser of (a) 67% or more of the shares of the Fund present at a shareholder meeting if the owners of more than 50% of the shares of the Fund then outstanding are present in person or by proxy, or
(b) more than 50% of the outstanding shares of the Fund entitled to vote at the Meeting.

     However, in addition to the legal requirement under the Investment Company Act, the consummation of the Transaction is conditioned upon the approval of the new advisory and new subadvisory agreements by shareholders of each of the Funds. The Transaction is also conditioned upon the receipt of a number of permits, licenses, consents and regulatory approvals.

     FOR THE REASONS SET FORTH ABOVE, THE TRUSTEES OF HARBOR FUND UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE IN FAVOR OF THE NEW SUBADVISORY AGREEMENT(S) BETWEEN THE RESPECTIVE SUBADVISER(S) AND YOUR FUND.

--------------------------------------------------------------------------------

                                   PROPOSAL 3
                ELECTION OF ONE TRUSTEE TO THE BOARD OF TRUSTEES
                                  (EACH FUND)
--------------------------------------------------------------------------------

     Shareholders of each Fund are being asked to consider the election of one nominee to the Board of Trustees of Harbor Fund. The nominee, David G. Van Hooser, was appointed to the Board of Trustees of Harbor Fund on September 22, 2000 and currently serves as Chairman of the Board. Because Mr. Van Hooser is the only Trustee on the Board who has not been elected by shareholders, he is being nominated to stand for election at this Meeting, which is the first meeting of shareholders since his appointment to the Board.

     Mr. Van Hooser would be elected to hold office until his successor is elected and qualified or his earlier death, retirement, resignation or removal. Mr. Van Hooser has consented to being named in this Proxy Statement and indicated his willingness to serve if elected. If he should be unable to serve, an event which is not anticipated, the persons named as proxies may vote for such other person as shall be designated by Harbor Fund's Board of Trustees. The persons named on the accompanying Proxy Card intend to vote at the Meeting (unless otherwise directed) for the election of Mr. Van Hooser as Trustee of the Fund.

     The following table sets forth Mr. Van Hooser's position with Harbor Fund, his age, address, principal occupation and employment during the past five years and any other directorships held. The table also indicates the year during which he first became a Trustee of Harbor Fund and the number of shares of each Fund beneficially owned by him, directly or indirectly, on April 3, 2001. The table also provides similar information for each of the other Trustees of Harbor Fund. Messrs. Colhoun, Gould and Smith have previously been elected by shareholders.

                                                                                          NUMBER OF SHARES
                                                                                              OWNED AND
                                                                                         PERCENTAGE OF TOTAL
NAME, AGE, POSITION(S) WITH                  PRINCIPAL OCCUPATION OR EMPLOYMENT AND      SHARES OUTSTANDING
EACH FUND AND ADDRESS                                TRUSTEE/DIRECTORSHIPS               ON APRIL 3, 2001(B)
------------------------------------------------------------------------------------------------------------
David G. Van Hooser (54)(a)............    Director and Chairman of the Board, Harbor
Chairman and Trustee                       Capital Advisors, Inc. (2000-Present);
Owens-Illinois                             Director, HCA Securities, Inc.
One SeaGate                                (2000-Present); Director, Harbor Transfer,
Toledo, OH 43666                           Inc. (2000-Present); Senior Vice President
                                           and Chief Financial Officer,
                                           Owens-Illinois, Inc. (1998-Present); and
                                           Senior Vice President and Director of
                                           Corporate Strategy, Owens-Illinois, Inc.
                                           (1996-1998).

Howard P. Colhoun (65).................    Director, Storage U.S.A. (1995-Present);
Trustee                                    and General Partner, Emerging Growth
14114 Mantua Mill Road                     Partners, L.P. (investing in small
Glyndon, MD 21071-4916                     companies) (1982-1996).

John P. Gould (62).....................    Principal and Executive Vice President of
Trustee                                    Lexecon, Inc. (1994-Present); President,
Lexecon, Inc.                              Cardean University (1999-Present); Steven
332 South Michigan Avenue                  G. Rothmeier Professor (1996-Present) and
13th Floor                                 Distinguished Service Professor of
Chicago, IL 60604                          Economics, Graduate School of Business,
                                           University of Chicago (1984-Present, on
                                           faculty since 1965); Trustee of
                                           Dimensional Fund Advisors, Inc.
                                           (1986-Present); Director of Unext.com
                                           (1999-Present); Trustee and Chairman
                                           Pegasus Funds (1996-1999); Trustee of
                                           Milwaukee Mutual (1997-Present); Trustee
                                           of First Prairie Funds (1985-1996); and
                                           Trustee of Woodward Funds (1996).

Rodger F. Smith (60)...................    Partner, Greenwich Associates (a business
Trustee                                    strategy, consulting and research firm)
Greenwich Associates                       (1975- Present); and Director of Arlington
Office Park Eight                          Capital Management (C.I.) Limited
Greenwich, CT 06830                        (1992-Present).

--------------------------------------------------------------------------------
a Mr. Van Hooser is an "interested person" of Harbor Fund within the meaning of
  Section 2(a)(19) of the Investment Company Act due to his positions with both Harbor Capital and O-I.

b As of April 3, 2001, the Trustees and officers of Harbor Fund beneficially owned, directly or indirectly, in the aggregate less than 1% of the Funds' outstanding shares.

     Messrs. Colhoun, Gould and Smith serve on the audit committee of the Board of Trustees. Each of Messrs. Colhoun, Gould and Smith are not "interested persons" of Harbor Fund, Harbor Capital or New Harbor Capital within the meaning of Section 2(a)(19) of the Investment Company Act (each an "Independent Trustee"). The functions of the audit committee include recommending independent auditors to the Trustees, monitoring the independent auditors' performance, reviewing the results of audits and responding to certain other matters deemed appropriate by the Trustees. The Independent Trustees (Messrs. Colhoun, Gould and Smith) comprise the Nominating Committee and are responsible for the selection and nomination of candidates to serve as Independent Trustees. The Independent Trustees will also consider nominees recommended by shareholders to serve as Trustees provided that shareholders submitting such recommendations comply with all relevant provisions of Rule 14a-8 under the Securities Exchange Act of 1934. Messrs. [Colhoun, Gould and Smith] serve on the valuation committee of the Board of Trustees. The functions of the valuation committee include evaluating the liquidity of certain portfolio securities and determining the fair value of portfolio securities when necessary.

     During the most recently completed fiscal year for Harbor Fund, the Board of Trustees held six meetings, the valuation committee held two meetings, the audit committee held two meetings and the nominating committee held one meeting. All of the current Trustees and committee members then serving attended at least 75% of the meetings of the Board of Trustees and applicable committees, if any, held during the Harbor Fund's most recently completed fiscal year.

     As of April 3, 2001, Mr. Van Hooser beneficially owned 120,986 shares (.083%) of the outstanding common stock of O-I, which amount includes 64,500 shares that may be acquired upon exercise of options within 60 days of April 3, 2001.

OTHER EXECUTIVE OFFICERS

     In addition to Mr. Van Hooser, who serves as an executive officer of Harbor Fund, the following table provides information with respect to the other executive officers of Harbor Fund. Each executive officer is elected annually by the Board of Trustees and serves until his or her successor is chosen and qualified or until his or her resignation or removal by the Board. The business address of all officers of Harbor Fund is One SeaGate, Toledo, Ohio 43666.

NAME, AGE, POSITION(S)                          PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------
James Williams (53)..................    Director and President, Harbor Capital (2000-Present);
President                                Director and President, HCA Securities (2000-Present);
                                         Director, Harbor Transfer (2000-Present); and Pension Asset
                                         Manager, Ford Motor Company (1989-1999).

Constance L. Souders (50)............    Senior Vice President, Treasurer and Secretary
Vice President and Treasurer             (1992-Present), Director of Administration (1997-Present),
                                         Director (1988-Present), Director of Accounting and
                                         Fiduciary Operations (1992-1996), Harbor Capital; President
                                         (2000-Present), Director (1991-Present), Vice President,
                                         Secretary and Treasurer (1992-2000), Harbor Transfer; and
                                         Vice President and Secretary (2000-Present) and Director
                                         (1989-Present), HCA Securities.

Karen B. Wasil (48)..................    Assistant Secretary (1997-Present), Director (1999-2000),
Secretary                                and Regulatory and Legal Compliance Manager (1995-Present),
                                         Harbor Capital; Secretary (2000-Present), and Director
                                         (1999-2000), Harbor Transfer; and Director (1999-2000), HCA
                                         Securities.

--------------------------------------------------------------------------------

REMUNERATION OF TRUSTEES AND OFFICERS

     Mr. Van Hooser, who is an interested person of Harbor Capital, does not receive any compensation for his services as Trustee of Harbor Fund. Harbor Fund does not pay the salary or other compensation of its officers. See Exhibit E to this Proxy Statement for information regarding the compensation paid by Harbor Fund to the Trustees for their services.

INVESTMENT ADVISER, ADMINISTRATOR AND PRINCIPAL UNDERWRITER

     Harbor Capital, whose executive office is located at One SeaGate, Toledo, Ohio 43666, serves as investment adviser and administrator to each Fund. HCA Securities, whose executive office is also located at One SeaGate, Toledo, Ohio 43666, serves as the principal underwriter for each Fund. HCA Securities receives no fees or compensation for its services to the Funds.

REQUIRED VOTE

     In accordance with Harbor Fund's declaration of trust, the vote of a plurality of all of the shares of Harbor Fund voted at the shareholder meeting is sufficient to elect the nominee to the Board of Trustees of Harbor Fund. This means that the one nominee receiving the greatest number of votes across all of the Funds will be elected to the Board. The election of the nominee is not contingent upon the consummation of the Transaction or the approval of the new advisory or new subadvisory agreements.

     FOR THE REASONS SET FORTH ABOVE, THE TRUSTEES OF HARBOR FUND UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE IN FAVOR OF DAVID G. VAN HOOSER.

--------------------------------------------------------------------------------

                       INFORMATION CONCERNING THE MEETING
--------------------------------------------------------------------------------

OUTSTANDING SHARES AND QUORUM

     See Exhibit F to this Proxy Statement for the number of shares of beneficial interest of each Fund that are outstanding as of the record date. Only shareholders of record as of the record date are entitled to notice of and to vote at the Meeting. A majority of the outstanding shares of each Fund that are entitled to vote will be considered a quorum for the transaction of business by that Fund.

OWNERSHIP OF SHARES OF THE FUNDS

     Each person that, to the knowledge of the Funds, owned of record or beneficially 5% or more of the outstanding shares of any of the Funds as of April 3, 2001 is listed in Exhibit G to this Proxy Statement.

SHAREHOLDER PROPOSALS

     The Funds are not required to hold annual meetings of shareholders and do not currently intend to hold an annual meeting of shareholders in 2001. Shareholder proposals to be presented at the next meeting of shareholders of a Fund, whenever held, must be received at the Funds' offices, One SeaGate, Toledo, Ohio 43666, at a reasonable time prior to the Trustees' solicitation of proxies for the meeting. The submission by a shareholder of a proposal for inclusion in a proxy statement does not guarantee that it will be included. Shareholder proposals are subject to certain regulations under the federal securities laws.

PROXIES, QUORUM AND VOTING AT THE MEETING

     Shareholders may use the enclosed Proxy Card if they are unable to attend the Meeting in person or wish to have their shares voted by a proxy even if they do attend the meeting. Any shareholder that has given his or her Proxy to someone has the power to revoke that Proxy at any time prior to its exercise by executing a superseding Proxy or by submitting a notice of revocation to the secretary of Harbor Fund. In addition, although mere attendance at the Meeting will not revoke a Proxy, a shareholder present at the Meeting may withdraw his or her Proxy and vote in person. All properly executed and unrevoked Proxies received in time for the Meeting will be voted in accordance with the instructions contained in the Proxies. If no instruction is given, the persons named as proxies will vote the shares represented thereby in favor of the Proposals 1 and 2 described above and for the election of Mr. Van Hooser as a Trustee and will use their best judgment in connection with the transaction to vote on such other business as may properly come before the Meeting or any adjournment thereof. The Funds may also arrange to have votes recorded by telephone, the Internet or other electronic means.

     Telephonic Voting. Harbor Fund shareholders may call 1-800-[690-6003] toll free to authorize the Proxy holders to vote their shares. Shareholders will need to enter the 12-digit control number set forth on their Proxy Card and then will be prompted to answer a series of simple questions. The telephonic procedures are designed to authenticate shareholders identity, to allow shareholders to vote their shares and to confirm that their instructions have been properly recorded. These telephonic voting procedures are not available to Harbor Fund shareholders who own shares in "street name" through a broker.

     Internet Voting. Harbor Fund shareholders may submit an "electronic" Proxy over the Internet in lieu of returning an executed Proxy Card. In order to use this voting feature, shareholders should go to the Website www.proxyvote.com and enter the 12-digit control number set forth on the shareholder's Proxy Card. Shareholders will be prompted to follow a simple set of instructions which will appear on the Website.

     With respect to each Fund, a majority of the shares entitled to vote, present in person or represented by Proxy, constitutes a quorum for the transaction of business with respect to any proposal (unless otherwise noted in this Proxy Statement). In the event that, at the time any session of the Meeting for a Fund is called to order, a quorum is not present in person or by Proxy, the persons named as proxies may vote those Proxies which have been received to adjourn the Meeting with respect to that Fund to a later date. In the event that a quorum is present but sufficient votes in favor of any of the proposals, including the election of the nominees to the Board of Trustees for a Fund, have not been received, the persons named as proxies may propose one or more adjournments of the Meeting with respect to that Fund to permit further solicitation of Proxies with respect to such proposal. Any such adjournment will require the affirmative vote of more than one half of the shares of the applicable Fund present in person or by Proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote those Proxies which they are entitled to vote in favor of any such proposal in favor of such an adjournment and will vote those Proxies required to be voted against any such proposal against any such adjournment. A shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to such adjournment if sufficient votes for its approval have been received and it is otherwise appropriate. Such vote will be considered final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other proposal.

     Shares of each Fund represented in person or by Proxy, including shares which abstain or do not vote with respect to a proposal, will be counted for purposes of determining whether there is a quorum at the Meeting. Accordingly, an abstention from voting has the same effect as a vote against proposals 1 and
2. However, if a broker or nominee holding shares in "street name" indicates on the Proxy Card that it does not have discretionary authority to vote on a proposal, those shares will not be considered present and entitled to vote on that proposal. Thus, a "broker non-vote" has no effect on the voting in determining whether a proposal has been adopted by 67% or more of a Fund's shares present at the Meeting, if more than 50% of the outstanding shares (excluding the "broker non-votes") of that Fund are present or represented. However, for purposes of determining whether a proposal has been adopted by more than 50% of the outstanding shares of a Fund, a "broker non-vote" has the same effect as a vote against that proposal because shares represented by a "broker non-vote" are considered to be outstanding shares.

     The Meeting is scheduled as a joint meeting of the Funds' shareholders because the shareholders of each Fund are expected to consider and vote on similar matters. The Board of Trustees has determined that the use of a joint Proxy Statement is in the best interest of the shareholders of each Fund. In the event that a shareholder of any Fund present at the Meeting objects to the holding of a joint meeting and moves for an adjournment of the Meeting of such Fund to a time immediately after the Meeting so that such Fund's Meeting may be held separately, the persons named as proxies will vote in favor of the adjournment. Shareholders of each Fund will vote separately on each proposal relating to their Fund and, except as otherwise noted in this Proxy Statement, an unfavorable vote on a proposal by the shareholders of one Fund will not affect the implementation of such proposal approved by the shareholders of another Fund.

OTHER BUSINESS

     While the Meeting has been called to transact any business that may properly come before it, the only matters that the Trustees intend to present are those matters stated in the attached Notice of a Special Meeting of Shareholders. However, if any additional matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, it is the intention of the persons named in the enclosed Proxy to vote the Proxy in accordance with their judgment on such matters unless instructed to the contrary.

METHOD OF SOLICITATION AND EXPENSES

     THE COST OF PREPARING, ASSEMBLING AND MAILING THIS PROXY STATEMENT AND THE ATTACHED NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS AND THE ACCOMPANYING PROXY CARD, AS WELL AS THE COSTS ASSOCIATED WITH THE PROXY SOLICITATION, WILL BE BORNE BY ROBECO AND O-I. In addition to soliciting proxies by mail and via the Internet, Harbor Capital may have one or more of the Funds' officers, representatives or compensated third-party agents, aid in the solicitation of proxies by personal interview or telephone and telegraph and may request brokerage houses and other custodians, nominees and fiduciaries to forward proxy soliciting material to the beneficial owners of the shares held of record by
such persons. Harbor Capital has retained                to assist in the
solicitation of proxies. The estimated cost for                's proxy
solicitation services are approximately $               . Shareholders who have
not voted their proxies in a timely manner may receive a telephone call from in an effort to urge them to vote.

     Shareholders would be called at the phone number Harbor Capital has in its records for their accounts, and would be asked for their social security number or other identifying information. The shareholders would then be given an opportunity to authorize proxies to vote their shares at the Meeting in accordance with their instructions. To ensure that the shareholders' instructions have been recorded correctly, they would also receive a confirmation of their instructions in the mail. In the case of automated telephone and Internet voting, shareholders would be required to provide their social security number or other identifying information and would receive a confirmation of their instructions. A special toll-free number will be available in case the information contained in the confirmation is incorrect. The voting procedures used in connection with such voting methods are designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded. If these procedures were subject to a successful legal challenge, such votes would not be counted at the Meeting. The Funds are unaware of any such challenge at this time.

     Persons holding shares as nominees will be reimbursed by Robeco and O-I, upon request, for the reasonable expenses of mailing soliciting materials to the principals of the accounts.

April   , 2001

                                   EXHIBIT A

                      FORM OF PROPOSED ADVISORY AGREEMENT

--------------------------------------------------------------------------------

HARBOR MID CAP GROWTH FUND        HARBOR GLOBAL EQUITY FUND         HARBOR VALUE FUND
HARBOR GROWTH FUND                HARBOR CAPITAL APPRECIATION FUND  HARBOR BOND FUND
HARBOR SMALL CAP GROWTH FUND      HARBOR INTERNATIONAL FUND II      HARBOR SHORT DURATION FUND
HARBOR INTERNATIONAL GROWTH FUND  HARBOR INTERNATIONAL FUND         HARBOR MONEY MARKET FUND

--------------------------------------------------------------------------------
                         INVESTMENT ADVISORY AGREEMENT
                          (HARBOR               FUND)

--------------------------------------------------------------------------------

Dear Sirs:

     Harbor Fund (the "Trust") has been organized under the laws of Delaware to engage in the business of an investment company. The shares of beneficial interest of the Trust ("Shares") are divided into multiple series, including
Harbor                Fund (the "Fund"), as established pursuant to a written
instrument executed by the Trustees of the Trust. Series may be terminated, and additional series established, from time to time by action of the Trustees. The Trust on behalf of the Fund has selected you to act as the investment adviser of the Fund and to provide certain other services, as more fully set forth below, and you are willing to act as such investment adviser and to perform such services under the terms and conditions hereinafter set forth. Accordingly, the Trust agrees with you as follows:

 1. DELIVERY OF FUND DOCUMENTS: The Trust has furnished you with copies properly certified or authenticated of each of the following:

    (a) Declaration of Trust of the Trust, filed with the Delaware Secretary of State, dated June 8, 1993, as amended from time to time (the "Declaration of Trust").

    (b)  By-Laws of the Trust as in effect on the date hereof (the "By-Laws").

    (c) Resolutions of the Trustees selecting you as investment adviser and approving the form of this Agreement.

    The Trust will furnish you from time to time with copies, properly certified or authenticated, of all amendments of or supplements to the foregoing, including future resolutions of the Trustees approving the continuance of the items listed in (c) above.

 2. NAME OF FUND: The Trust may use the name "Harbor Fund" or any name derived from the name "Harbor Capital Advisors" in connection with the Fund only for so long as this Agreement or any extension, renewal or amendment hereof remains in effect, including any similar agreement with any organization which shall have succeeded to your business as investment adviser. At such time as such an agreement shall no longer be in effect, the Trust (to the extent that it lawfully can) will cause the Fund to cease to use such a name or any other name indicating that it is advised by or otherwise connected with you or any organization which shall have so succeeded to your business.

 3. SUBADVISERS: You may engage one or more investment advisers which are either registered as such or specifically exempt from registration under the Investment Advisers Act of 1940, as amended, to act as subadvisers to provide with respect to the Fund certain services set forth in Paragraphs 4 and 7 hereof, all as shall be set forth in a written contract to which the Trust, on behalf of the Fund, and you shall be parties, which contract shall be subject to approval in accordance with the requirements of the Investment Company Act of 1940, as amended, and as such requirements may be modified by rule, regulation or order of the Securities and Exchange Commission.

 4. ADVISORY SERVICES: You will regularly provide the Fund with investment research, advice and supervision and will furnish continuously an investment program for the Fund consistent with the investment objectives and policies of the Fund. You will determine what securities shall be purchased for the Fund, what securities shall be held or sold by the Fund, and what portion of the Fund's assets shall be held uninvested, subject always to the provisions of the Trust's Declaration of Trust and By-Laws and of the Investment Company Act of 1940, as amended, and to the investment objectives, policies and restrictions of the Fund, as each of the same shall be from time to time in effect, and subject, further to such policies and instructions as the Board of Trustees may from time to time establish. You shall advise and assist the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of the Board of Trustees and the appropriate committees of the Board of Trustees regarding the conduct of the business of the Trust insofar as it relates to the Fund.

 5.ALLOCATION OF CHARGES AND EXPENSES: You will pay the compensation and expenses of all officers and executive employees of the Trust and will make available, without expense to the Trust, the services of such of your directors and employees as may duly be elected officers or Trustees of the Trust, subject to their individual consent to serve and to any limitations imposed by law. You will pay the Trust's office rent and will provide investment advisory, research and statistical facilities and all clerical services relating to research, statistical and investment work. You will not be required to pay any expenses of the Trust other than those specifically allocated to you in this paragraph 5. In particular, but without limiting the generality of the foregoing, you will not be required to pay: organization expenses of the Trust; clerical salaries; fees and expenses incurred by the Trust in connection with membership in investment company organizations; brokers' commissions; payment for portfolio pricing services to a pricing agent, if any; legal, auditing or accounting expenses; taxes or governmental fees; the fees and expenses of the transfer agent of the Trust; the cost of preparing share certificates or any other expenses, including clerical expenses of issue, redemption or repurchase of shares of beneficial interest of the Trust; the expenses of and fees for registering or qualifying securities for sale and of maintaining the registration of the Trust and registering the Trust as a broker or a dealer; the fees and expenses of Trustees of the Trust who are not affiliated with you; the cost of preparing and distributing reports and notices to shareholders; the fees or disbursements of custodians of the Trust's assets, including expenses incurred in the performance of any obligations enumerated by the Declaration of Trust or By-Laws of the Trust insofar as they govern agreements with any such custodian; or litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business. You shall not be required to pay expenses of activities which are primarily intended to result in sales of Shares of the Trust if and to the extent that (i) such expenses are required to be borne by a principal underwriter which acts as the distributor of the Trust's Shares pursuant to an underwriting agreement which provides that the underwriter shall assume some or all of such expenses, or (ii) the Trust on behalf of the Fund shall have adopted a plan in conformity with Rule 12b-1 under the Investment Company Act of 1940, as amended, providing that the Trust (or some other party) shall assume some or all of such expenses. You shall be required to pay the foregoing expenses that are not required to be paid by the principal underwriter pursuant to the underwriting agreement or are not permitted to be paid by the Trust (or some other party) pursuant to such a plan.

 6. COMPENSATION OF THE ADVISER:

    (a) For all services to be rendered and payments made as provided in paragraphs 4 and 5 hereof, the Trust on behalf of the Fund will pay you
         on the last day of each month a fee equal to the sum of      % per
         annum of the average daily net assets, as defined below, of the Fund. The "average daily net assets" of the Fund are defined as the average of the values placed on the net assets as of 4:00 P.M. (New York time), on each day on which the net asset value of the Fund's portfolio is determined consistent with the provisions of Rule 22c-1 under the Investment Company Act of 1940 or, if the Fund lawfully determines the value of the net assets of its portfolio as of some other time on each business day, as of such time. The value of the net assets of the Fund shall be determined pursuant to the applicable provisions of the Declaration of Trust of the Trust. If, pursuant to such provisions, the determination of net asset value is suspended for any particular business day, then for the purposes of this paragraph 6, the value of the net assets of the Fund as last determined shall be deemed to be the value of the net assets as of the close of the New York Stock Exchange, or as of such other time as the value of the net assets of the Fund's portfolio may lawfully be determined, on that day. If the determination of the net asset value of the Shares of the Fund has been suspended pursuant to the Declaration of Trust of the Trust for a period including such month, your compensation payable at the end of such month shall be computed on the basis of the value of the net assets of the Fund as last determined (whether during or prior to such month). If the Fund determines the value of the net assets of its portfolio more than once on any day, the last such determination thereof on that day shall be deemed to be the sole determination thereof on that day for the purposes of this paragraph 6.

    (b) You agree that your compensation for any month shall include, and thus be reduced by, the amount, if any, which you pay to any subadviser engaged pursuant to Paragraph 3 hereof. You agree that the Trust on behalf of the Fund shall not be required to pay any fee to any such subadviser.

 7. AVOIDANCE OF INCONSISTENT POSITION: In connection with purchases or sales of portfolio securities for the account of the Fund, neither you nor any of your directors, officers or employees nor any subadviser engaged by you pursuant to paragraph 3 hereof will act as a principal or agent or receive any commission. You or your agent shall arrange for the placing of all orders for the purchase and sale of portfolio securities for the Fund's account with brokers or dealers selected by you. In the selection of such brokers or dealers and the placing of such orders, you are directed at all times to seek for the Fund the most favorable execution and net price available. It is also understood that it is desirable for the Fund that you have access to supplemental investment and market research and security and economic analyses provided by certain brokers who may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, you are authorized to place orders for the purchase and sale of securities for the Fund with such certain brokers, subject to review by the Trust's Trustees from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to you in connection with your services to other clients. If any occasion should arise in which you give any advice to clients of yours concerning the Shares of the Fund, you will act solely as investment counsel for such clients and not in any way on behalf of the Fund. Your services to the Fund pursuant to this Agreement are not to be deemed to be exclusive and it is understood that you may render investment advice, management and other services to others.

 8. LIMITATION OF LIABILITY OF ADVISER: You shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on your part in the performance of your duties or from reckless disregard by you of your obligations and duties under this Agreement. Any person, even though also employed by you, who may be or become an employee of and paid by the Trust or the Fund shall be deemed, when acting within the scope of his employment by the Trust, to be acting in such employment solely for the Trust and not as your employee or agent.

 9. DURATION AND TERMINATION OF THIS AGREEMENT: This Agreement shall remain in
    force until June   , 2003 and from year to year thereafter, but only so long
    as such continuance is specifically approved at least annually in the manner prescribed in the Investment Company Act of 1940 and the rules and regulations thereunder. This Agreement may, on 60 days written notice be terminated at any time without the payment of any penalty, by the Board of Trustees, by vote of a majority of the outstanding voting securities of the Fund, or by you. This Agreement shall automatically terminate in the event of its assignment. In interpreting the provisions of this Agreement, the definitions contained in Section 2(a) of the Investment Company Act of 1940 (particularly the definitions of "interested person," "assignment" and "majority of the outstanding voting securities"), as from time to time amended, shall be applied, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission by any rule, regulation or order.

10. AMENDMENT OF THIS AGREEMENT: No provisions of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the outstanding voting securities of the Fund and by the Board of Trustees, including a majority of the Trustees who are not interested persons of you or of the Trust, cast in person at a meeting called for the purpose of voting on such approval.

11. GOVERNING LAW: This Agreement shall be governed by and construed in accordance with the laws of the State of Ohio.

12. MISCELLANEOUS: It is understood and expressly stipulated that neither the holders of shares of the Trust or the Fund nor the Trustees shall be personally liable hereunder. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

    The name "Harbor Fund" is the designation of the Trustees for the time being under the Declaration of Trust dated June 8, 1993, as amended from time to time, and all persons dealing with the Trust or the Fund must look solely to the property of the Trust or the Fund for the enforcement of any claims against the Trust as neither the Trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of the Trust. No series of the Trust shall be liable for any claims against any other series of the Trust.

     If you are in agreement with the foregoing, please sign the form of acceptance on the accompanying counterpart of this letter and return such counterpart to the Trust, whereupon this letter shall become a binding contract.
                                            HARBOR FUND ON BEHALF OF
                                            HARBOR                FUND
                                            By:
                                              ----------------------------------
                                              James M. Williams, President

     The foregoing Agreement is hereby accepted as of the date thereof.
                                            HARBOR CAPITAL ADVISORS, INC.
                                            By:
                                              ----------------------------------
                                                Constance L. Souders, Senior
                                                Vice President

                                   EXHIBIT A1
                     FORM OF PROPOSED SUBADVISORY AGREEMENT

--------------------------------------------------------------------------------

HARBOR MID CAP GROWTH FUND        HARBOR GLOBAL EQUITY FUND         HARBOR VALUE FUND
HARBOR GROWTH FUND                HARBOR CAPITAL APPRECIATION FUND  HARBOR BOND FUND
HARBOR SMALL CAP GROWTH FUND      HARBOR INTERNATIONAL FUND II      HARBOR SHORT DURATION FUND
HARBOR INTERNATIONAL GROWTH FUND  HARBOR INTERNATIONAL FUND         HARBOR MONEY MARKET FUND

--------------------------------------------------------------------------------
                  INVESTMENT ADVISORY AGREEMENT FOR SUBADVISER
                          (HARBOR                FUND)

--------------------------------------------------------------------------------

Dear Sirs:

     Harbor Capital Advisors, Inc. (the "Adviser"), a Delaware corporation, with its principal offices at One SeaGate, Toledo, Ohio 43666, is the investment
adviser to Harbor Fund (the "Trust") on behalf of Harbor                Fund
(the "Fund"). The Trust has been organized under the laws of Delaware to engage in the business of an investment company. The shares of beneficial interest of the Trust ("Shares") are divided into multiple series including the Fund, as established pursuant to a written instrument executed by the Trustees of the Trust. The Trust is an open-end, management investment company registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"). Pursuant to authority granted the Adviser by the Trust's Trustees, the Adviser has selected you to act as a sub-investment adviser of the Fund and to provide certain other services, as more fully set forth below. You are willing to act as such a sub-investment adviser and to perform such services under the terms and conditions hereinafter set forth, and you represent and warrant that you are an investment adviser registered under the Investment Advisers Act of 1940, as amended. Accordingly, the Adviser and the Trust on behalf of the Fund agree with you as follows:

 1. DELIVERY OF FUND DOCUMENTS. The Adviser has furnished you with copies, properly certified or authenticated, of each of the following:

    (a) Agreement and Declaration of Trust of the Trust, as amended and restated from time to time, dated June 8, 1993 (the "Declaration of Trust").

    (b)  By-Laws of the Trust as in effect on the date hereof (the "By-Laws").

    (c) Resolutions of the Trustees selecting the Adviser as investment adviser and you as a sub-investment adviser and approving the form of this Agreement.

    The Adviser will furnish you from time to time with copies, properly certified or authenticated, of all amendments of or supplements to the foregoing, including future resolutions of the Trustees approving the continuance of the items listed in (c) above.

 2. ADVISORY SERVICES. You will regularly provide the Fund with advice concerning the investment management of that portion of the Fund's assets that are allocated to you, which advice shall be consistent with the investment objective and policies of the Fund as set forth in the Fund's Prospectus and Statement of Additional Information and any investment guidelines or other instructions received in writing from the Adviser. The Board of Trustees or the Adviser may, from time to time, make additions to and withdrawals from the assets of the Fund allocated to you. You will determine what securities shall be purchased for such portion of the Fund's assets, what securities shall be held or sold by such portions of the Fund's assets, and what portion of such assets shall be held uninvested, subject always to the provisions of the Trust's Declaration of Trust and By-Laws and the Investment Company Act and to the investment objectives, policies and restrictions (including, without limitation, the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") for qualification as a regulated investment

                                       A1-1
    company) of the Fund, as each of the same shall be from time to time in effect as set forth in the Fund's Prospectus and Statement of Additional Information, or any investment guidelines or other instructions received in writing from the Adviser, and subject, further, to such policies and instructions as the Board of Trustees may from time to time establish and deliver to you. In accordance with paragraph 5, you or your agent shall arrange for the placing of all orders for the purchase and sale of portfolio securities with brokers or dealers selected by you for that portion of the Fund's assets for which you serve as sub-investment adviser.

    The Adviser shall provide you with written statements of the Declaration of Trust; the By-Laws; the Fund's written investment objectives and policies; the Prospectus and Statement of Additional Information and instructions, as in effect from time to time; and you shall have no responsibility for actions taken in reliance on any such documents. You will conform your conduct to and will ensure that your management of the portion of the Fund's assets allocated to you complies with the Investment Company Act and all rules and regulations thereunder, the requirements for qualification of the Fund as a regulated investment company under Subchapter M of the Code, all other applicable federal and state laws and regulations, and with the provisions of the Fund's Registration Statement as amended or supplemented under the Securities Act of 1933, as amended, and the Investment Company Act.

    In the performance of your duties hereunder, you are and shall be an independent contractor and unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Trust or the Fund in any way or otherwise be deemed to be an agent of the Trust or the Fund or of the Adviser. You will make your officers and employees available to meet with the Trust's officers and Trustees at least quarterly on due notice to review the investments and investment program of the portion of the Fund's assets allocated to you in light of current and prospective economic and market conditions.

    Nothing in this Agreement shall limit or restrict the right of any of your directors, officers and employees who may also be a trustee, officer or employee of the Trust to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict your right to engage in any other business or to render service of any kind to any other corporation, firm, individual or association, except as specifically prescribed in Section 4.

 3. ALLOCATION OF CHARGES AND EXPENSES. You will bear your own costs of providing services hereunder. Other than as herein specifically indicated, you will not be required to pay any expenses of the Fund.

 4. COMPENSATION OF THE SUBADVISER. For all investment management services to be rendered hereunder, the Adviser will pay a fee, as set forth in Schedule A attached hereto, quarterly in April, July, October and January, based on a percentage of the average of the actual net assets of the portion of the Fund that you managed at the close of the last business day of each month within the quarter. Determination of the net asset value of the Fund is computed daily by the Fund's custodian, and is consistent with the provisions of Rule 22c-1 under the Investment Company Act. Your fee will be based on the average of the net asset values of the portion of the Fund that you manage, computed in the manner specified in the Fund's Prospectus and Statement of Additional Information for the computation of the net assets by the Fund's custodian, on the last business day of each month within the quarter. If the determination of net asset value is suspended for the last business day of the month, then for the purposes of this paragraph 4, the value of the net assets of the Fund as last determined shall be deemed to be the value of the net assets. If the Fund's custodian determines the value of the net assets of the Fund's portfolio more than once on any day, the last such determination thereof on that day shall be deemed to be the sole determination thereof on that day for the purposes of this paragraph 4.

    You will offer to the Adviser any more favorable asset based fee agreements that are provided to other investment clients. Such offer shall be made as soon as practicable after a more favorable asset based fee agreement is provided for any other investment clients. Should more favorable asset based fee agreements be offered to others, the Adviser will be notified within
    (30) business days after such new asset based fee agreements are established.
                                       A1-2

    Your services to the Fund pursuant to this Agreement are deemed to be
    exclusive for a period of      years from                and it is
    understood that you may not render investment advice, management and other services to any other registered investment company. The provisions set forth in the preceding sentence will survive termination of this Agreement except in the event this Agreement is assigned by or otherwise terminated by the Adviser or the Trust on behalf of the Fund.

    Your services to the Fund pursuant to this Agreement are not to be deemed to be exclusive and it is understood that you may render investment advice, management and other services to others, except as specifically prescribed herein.

 5. AVOIDANCE OF INCONSISTENT POSITION AND BROKERAGE. In connection with purchases or sales of portfolio securities for the account of the portion of the Fund allocated to you, neither you nor any of your directors, officers or employees will act as a principal or agent or receive any compensation in connection with the purchase or sale of investment securities by the Fund, other than the compensation provided for in this Agreement. You or your agent shall arrange for the placing of all orders for the purchase and sale of portfolio securities for the portion of the Fund's account allocated to you with brokers or dealers selected by you. In the selection of such brokers or dealers and the placing of such orders, you are directed at all times to seek for the Fund the most favorable execution and net price available. It is also understood that it is desirable for the Fund that you have access to supplemental investment and market research and security and economic analyses provided by certain brokers who may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, you are authorized to place orders for the purchase and sale of securities for the Fund with such certain brokers, subject to review by the Board of Trustees from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to you in connection with your services to other clients. If any occasion should arise in which you give any advice to clients of yours concerning the Shares of the Fund, you will act solely as investment counsel for such clients and not in any way on behalf of the Fund.

    You will advise the Trust's custodian and the Adviser on a prompt basis of each purchase and sale of a portfolio security specifying the name of the issuer, the description and amount or number of shares of the security purchased, the market price, commission and gross or net price, trade date, settlement date and identity of the effecting broker or dealer and such other information as may be reasonably required. From time to time as the Board of Trustees or the Adviser may reasonably request, you will furnish to the Trust's officers and to each of its Trustees reports on portfolio transactions and reports on issues of securities held in the portfolio, all in such detail as the Trust or the Adviser may reasonably request.

    On occasions when you deem the purchase or sale of a security to be in the best interest of the Fund as well as other of your clients, you, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, shall be made by you in the manner you consider to be the most equitable and consistent with your fiduciary obligations to the Fund and to such other clients.

 6. LIMITATION OF LIABILITY OF SUBADVISER. You shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or the Adviser in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on your part or from reckless disregard by you of your obligations and duties under this Agreement.

    You shall keep the Fund's books and records to be maintained by you and shall timely furnish to the Adviser all information relating to your services hereunder needed by the Adviser to keep the other books and records of the Fund required by Rule 31a-1 under the Investment Company Act. You agree that all records which you maintain for the Fund are the property of the Fund and you shall surrender promptly and without any charge to the Fund any of such records required to be maintained by you.

                                       A1-3

 7. DURATION AND TERMINATION OF THIS AGREEMENT. This Agreement shall remain in
    force until June   , 2003 and from year to year thereafter, but only so long
    as such continuance, and the continuance of the Adviser as investment adviser of the Fund, is specifically approved at least annually in the manner prescribed in the Investment Company Act and the rules and regulations thereunder, subject however, to such exemptions as may be granted by the Securities and Exchange Commission by any rule, regulation or order. This Agreement may, on 60 days' written notice, be terminated at any time without the payment of any penalty, by the Board of Trustees, by vote of a majority of the outstanding voting securities of the Fund, by the Adviser, or by you. This Agreement shall automatically terminate in the event of its assignment or the assignment of the investment advisory agreement between the Adviser and the Trust, on behalf of the Fund. In interpreting the provisions of this Agreement, the definitions contained in
    Section 2(a) of the Investment Company Act (particularly the definitions of "interested person", "assignment" and "majority of the outstanding voting securities"), as from time to time amended, shall be applied, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission by any rule, regulation or order.

 8. AMENDMENT OF THIS AGREEMENT. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought, and no material amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the outstanding voting securities of the Fund and by the Board of Trustees, including a majority of the Trustees who are not interested persons of the Adviser or you or of the Trust, cast in person at a meeting called for the purpose of voting on such approval, subject however, to such exemptions as may be granted by the Securities and Exchange Commission by any rule, regulation or order.

    It shall be your responsibility to furnish to the Board of Trustees such information as may reasonably be necessary in order for the Trustees to evaluate this Agreement or any proposed amendments thereto for the purposes of casting a vote pursuant to paragraphs 7 or 8 hereof.

 9. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Ohio.

10. MISCELLANEOUS. It is understood and expressly stipulated that neither the holders of Shares of the Trust or the Fund nor the Trustees shall be personally liable hereunder. The name "Harbor Fund" is the designation of the Trustees for the time being under the Declaration of Trust and all persons dealing with the Trust or the Fund must look solely to the property of the Trust or the Fund for the enforcement of any claims against the Trust or the Fund as neither the Trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of the Trust or the Fund. No series of the Trust shall be liable for any claims against any other series or assets of the Trust.

    The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                                       A1-4

     If you are in agreement with the foregoing, please sign the form of acceptance on the accompanying counterpart of this letter and return one such counterpart to the Fund and the other such counterpart to the Adviser, whereupon this letter shall become a binding contract.
                                            HARBOR FUND ON BEHALF OF
                                            HARBOR                FUND
                                            By:
                                              ----------------------------------
                                              James M. Williams, President
                                            HARBOR CAPITAL ADVISORS, INC.
                                            By:
                                              ----------------------------------
                                                Constance L. Souders, Senior
                                                Vice President

     The foregoing Agreement is hereby accepted as of the date thereof.
                                            SUBADVISER
                                            By:
                                              ----------------------------------
                                            Name:
                                               ---------------------------------
                                            Title:
                                               ---------------------------------

                                       A1-5

--------------------------------------------------------------------------------

                                   EXHIBIT B
                         INVESTMENT ADVISORY FEE RATES
--------------------------------------------------------------------------------

                                                                  FEE AS A PERCENTAGE OF THE
FUND                                                            FUND'S AVERAGE DAILY NET ASSETS
----                                                            -------------------------------
Harbor Mid Cap Growth Fund..................................                 0.75%
Harbor Growth Fund..........................................                 0.75%
Harbor Small Cap Growth Fund................................                 0.75%
Harbor International Growth Fund............................                 0.75%
Harbor Global Equity Fund...................................                 0.75%
Harbor Capital Appreciation Fund............................                 0.60%
Harbor International Fund II................................                 0.75%
Harbor International Fund...................................                 0.85%
Harbor Value Fund...........................................                 0.60%
Harbor Bond Fund............................................                 0.70%
Harbor Short Duration Fund..................................                 0.40%
Harbor Money Market Fund....................................                 0.30%

--------------------------------------------------------------------------------

                                   EXHIBIT C
                            INVESTMENT ADVISORY FEES
--------------------------------------------------------------------------------

                                                         FOR THE FISCAL YEAR ENDED OCTOBER 31, 2000
                                                                           (000S)
                                              ----------------------------------------------------------------
                                              GROSS ADVISORY    ADVISORY FEES      NET ADVISORY
                                               FEES PAID TO       WAIVED BY        FEES PAID TO
FUND                                          HARBOR CAPITAL    HARBOR CAPITAL    HARBOR CAPITAL    NET ASSETS
----                                          --------------    --------------    --------------    ----------
Harbor Mid Cap Growth Fund(1).............           N/A               N/A               N/A               N/A
Harbor Growth Fund........................       $ 1,931            $  -0-           $ 1,931        $  275,599
Harbor Small Cap Growth Fund(1)...........           N/A               N/A               N/A               N/A
Harbor International Growth Fund..........        11,256               -0-            11,256         1,247,082
Harbor Global Equity Fund(2)..............           N/A               N/A               N/A               N/A
Harbor Capital Appreciation Fund..........        53,170               -0-            53,170         9,100,317
Harbor International Fund II..............           827               -0-               827           126,826
Harbor International Fund.................        45,155             3,266            41,889         4,830,275
Harbor Value Fund.........................           873               -0-               873           147,615
Harbor Bond Fund..........................         3,109               -0-             3,109           717,255
Harbor Short Duration Fund................           362               -0-               362           125,032
Harbor Money Market Fund..................           179               -0-               179           105,893

-------------------------
(1) Inception date 11/01/2000

(2) Inception date 02/01/2001

--------------------------------------------------------------------------------

                                   EXHIBIT D

     ADDITIONAL INFORMATION PERTAINING TO NEW HARBOR CAPITAL ADVISORS, INC.
--------------------------------------------------------------------------------

     New Harbor Capital is a wholly owned subsidiary of Robeco. [None of the executive officers and directors of Harbor Capital own any membership interest in Robeco or in its parent company, Rabobank. Upon the closing of the Transaction, it is not anticipated that any of the executive officers and directors of New Harbor Capital will own any membership interest in Robeco or in its parent company, Rabobank.] During the period November 1, 1999 through April 3, 2001, there were no transactions in any membership interests in Robeco or Rabobank by any officer, Director or Trustee of Harbor Fund, Harbor Capital, HCA Securities and Harbor Transfer in an amount equal to or exceeding 1% of the outstanding interests of Robeco or Rabobank. Mr. Van Hooser is a Trustee of Harbor Fund and will be a Director and Chairman of the Board and Chief Executive Officer of New Harbor Capital. Mr. Williams is an executive officer of Harbor Fund and will serve as a Director and President of New Harbor Capital. Ms. Souders is an executive officer of Harbor Fund and will serve as a Director, the Senior Vice President and Secretary of New Harbor Capital. Ms. Wasil is an executive officer of Harbor Fund and will serve as the Regulatory and Legal Compliance Manager and Assistant Secretary of New Harbor Capital. The address of each of these persons is One SeaGate, Toledo, Ohio 43666, and the principal occupation of each of these persons will be as an employee of New Harbor Capital. Each of the persons listed above who will become the principal executive officers and directors of New Harbor Capital upon consummation of the Transaction currently serve in the same capacity with Harbor Capital.

SERVICES PROVIDED TO HARBOR FUND BY AFFILIATES OF NEW HARBOR CAPITAL

     It is anticipated that the successor to each existing subsidiary of Harbor Capital will provide the same services to the Funds following the Transaction as they currently do. HCA Securities, a wholly owned subsidiary of Harbor Capital, serves as Harbor Fund's principal underwriter and is the distributor of each Fund's shares. The Funds do not pay a fee to or otherwise compensate HCA Securities for its services. Harbor Transfer, a wholly owned subsidiary of Harbor Capital, serves as Harbor Fund's transfer agent and shareholder servicing agent. Under the terms of its contract with Harbor Fund, Harbor Transfer's duties include: (i) processing sales, redemptions and exchanges of shares of each Fund; (ii) distributing dividends and capital gains to shareholder accounts; and (iii) maintaining certain account records and responding to routine shareholder inquiries. The fees shown below are as of each Fund's most recently completed fiscal year ended October 31, 2000.

                                                          AMOUNT OF FEES PAID TO
                                                             HARBOR TRANSFER
                                                               BY EACH FUND
FUND                                                              (000S)
----                                                      ----------------------
Harbor Mid Cap Growth Fund(1).........................              N/A
Harbor Growth Fund....................................             $ 18
Harbor Small Cap Growth Fund(1).......................              N/A
Harbor International Growth Fund......................               38
Harbor Global Equity Fund(2)..........................              N/A
Harbor Capital Appreciation Fund......................              198
Harbor International Fund II..........................                9
Harbor International Fund.............................              146
Harbor Value Fund.....................................                7
Harbor Bond Fund......................................               27
Harbor Short Duration Fund............................                1
Harbor Money Market Fund..............................               14

-------------------------
(1) Inception date 11/01/2000

(2) Inception date 02/01/2001

NEW HARBOR CAPITAL'S AND THE SUBADVISER'S PORTFOLIO TRANSACTION POLICY

     The portfolio transaction policy of New Harbor Capital will be the same as Harbor Capital's existing portfolio transaction policy. The Subadvisers are responsible for making specific decisions to buy and sell securities for the respective Funds that they manage. They are also responsible for selecting brokers and dealers to effect these transactions and negotiating, if possible, brokerage commissions and dealers' charges. The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. New Harbor Capital and each Subadviser will attempt to achieve this result by selecting broker-dealers to execute portfolio transactions on behalf of each Fund and other clients on the basis of the broker-dealers' professional capability, the value and quality of their brokerage services and the level of their brokerage commissions.

     New Harbor Capital or a Subadviser may cause a Fund to pay a commission to broker-dealers who provide brokerage and research services to New Harbor Capital or the Subadviser for effecting securities transactions for a Fund. Such commission may exceed the amount other broker-dealers would have charged for the transaction if New Harbor Capital or the Subadviser determines in good faith that the greater commission is reasonable relative to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or New Harbor Capital's or the Subadviser's overall responsibilities to the Funds or to their other clients. The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or of purchasers or sellers of securities, furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts, and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

     In certain instances there may be securities which are suitable for a Fund's portfolio as well as for that of another Fund or one or more of the other clients of New Harbor Capital or a Subadviser. Investment decisions for a Fund and for New Harbor Capital's or a Subadviser's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each.

--------------------------------------------------------------------------------

                                   EXHIBIT D1

                ADDITIONAL INFORMATION PERTAINING TO SUBADVISERS
--------------------------------------------------------------------------------

SIMILAR FUNDS

     The Subadvisers serve as investment subadvisers to the respective Funds. The following table identifies other US mutual funds which are advised or subadvised by the Subadvisers that have similar investment objectives to the Funds described in this Proxy Statement and provides other information regarding the similar funds.

                                                                                                                   DOLLAR AMOUNT
                                                                                             ADVISORY FEE                OF
                                                                       NET ASSETS OF      RATES FOR SIMILAR        ADVISORY FEES
                                                                       SIMILAR FUNDS          FUNDS AS A             WAIVED OR
                                                                           AS OF            PERCENTAGE OF             EXPENSES
                                                                       DECEMBER 31,         AVERAGE DAILY          REIMBURSED FOR
       SUBADVISER                 FUND            SIMILAR FUND(S)          2000               NET ASSETS            SIMILAR FUND
       ----------                 ----            ---------------      -------------      -----------------        --------------
Pacific Investment
  Management Co. .......  Harbor Bond Fund      PIMCO Funds (PIMS)
                                                  Total Return Fund   $38,476,726,528           0.25%                   -0-
                                                  Total Return II       1,617,921,454           0.25%                   -0-
                                                  Total Return III        853,388,147           0.25%                   -0-
                                                PIMCO Variable
                                                  Insurance Trust
                                                  (PVIT)
                                                  Total Return Bond        58,576,873           0.25%                   -0-
                                                    Portfolio
                                                  Total Return II           5,686,557           0.25%                   -0-
                                                    Portfolio
                                                American Skandia
                                                  Trust
                                                  Total Return Bond     1,253,833,658    0.30% < $150 million           -0-
                                                    Portfolio                            0.25% > $150 million
                                                  Master Trust Total      231,554,382           0.25%                   -0-
                                                    Return
                                                Frank Russell
                                                  Investment
                                                  Management Co.
                                                  Fixed Income I          160,712,156           0.25%                   -0-
                                                    Fund
                                                  Diversified Bond        108,118,483           0.25%                   -0-
                                                    Fund
                                                  Fixed Income III        157,384,070           0.25%                   -0-
                                                    Fund
                                                  Multistrategy Bond      214,046,826           0.25%                   -0-
                                                    Fund
                                                Fremont Mutual
                                                  Funds, Inc.
                                                  Total Return Fund       298,698,028           0.25%                   -0-
                                                JNL Series Trust
                                                  JNL Series Trust         21,349,158           0.25%                   -0-
                                                Manulife
                                                  Manulife Total          387,916,569    0.30% < $200 million           -0-
                                                    Return Trust                         0.25% > $200 million
                                                Oppenheimer Capital
                                                  OCC Accumulation         82,091,364           0.25%                   -0-
                                                    Fund

                                       D1-1

                                                                                                                   DOLLAR AMOUNT
                                                                                             ADVISORY FEE                OF
                                                                       NET ASSETS OF      RATES FOR SIMILAR        ADVISORY FEES
                                                                       SIMILAR FUNDS          FUNDS AS A             WAIVED OR
                                                                           AS OF            PERCENTAGE OF             EXPENSES
                                                                       DECEMBER 31,         AVERAGE DAILY          REIMBURSED FOR
       SUBADVISER                 FUND            SIMILAR FUND(S)          2000               NET ASSETS            SIMILAR FUND
       ----------                 ----            ---------------      -------------      -----------------        --------------
                                                Pacific Select
                                                  Series Trust
                                                  Managed Bond          1,616,278,881    0.50% < $25 million            -0-
                                                    Series
                                                  Government              572,679,982   0.375% $25-$50 million          -0-
                                                    Securities                           0.25% > $50 million
                                                    Series
                                                PaineWebber Managed
                                                  Accounts Services
                                                  Portfolio Trust
                                                  PACE Strategic          240,953,672           0.25%                   -0-
                                                    Fixed Income
                                                    Investments
                                                PaineWebber Series
                                                  Trust
                                                  Strategic Fixed           3,852,516           0.25%                   -0-
                                                    Income
                                                Prudential
                                                  Investments Fund
                                                  Managed LLC
                                                  Prudential               37,220,680           0.25%                   -0-
                                                    Diversified
                                                    Moderate Growth
                                                  Prudential               30,375,453           0.25%                   -0-
                                                    Diversified
                                                    Conservative
                                                    Growth
                                                  Prudential               79,341,949           0.25%                   -0-
                                                    Diversified
                                                    Conservative
                                                    Portfolio
                                                Prudential Target
                                                  Funds
                                                  Prudential Total         28,372,206           0.25%                   -0-
                                                    Return Bond Fund
                                                    of Target Funds
                                                Prudential
                                                  Securities TARGET
                                                  Portfolio Trust
                                                  Total Return Bond        73,332,999           0.25%                   -0-
                                                    Portfolio
                                                Prudential Series
                                                  Fund Inc.
                                                  SP Total Return          10,417,397           0.25%                   -0-
                                                Russell Insurance
                                                  Funds
                                                  Core Bond Fund           41,902,205           0.25%                   -0-

                                       D1-2

--------------------------------------------------------------------------------

                                   EXHIBIT E

                       TRUSTEES FEES PAID BY HARBOR FUND
                   FOR THE FISCAL YEAR ENDED OCTOBER 31, 2000
--------------------------------------------------------------------------------

                                                                         PENSION OR
                                                     AGGREGATE       RETIREMENT BENEFITS   TOTAL COMPENSATION
                                                 COMPENSATION FROM   ACCRUED AS PART OF     FROM HARBOR FUND
NAME OF PERSON, POSITION                            HARBOR FUND         FUND EXPENSES       PAID TO TRUSTEES
------------------------                         -----------------   -------------------   ------------------
David G. Van Hooser, Chairman and Trustee.......        -0-                  -0-                  -0-
Howard P. Colhoun, Trustee......................      $50,000                -0-                $50,000
John P. Gould, Trustee..........................      $50,000                -0-                $50,000
Rodger F. Smith, Trustee........................      $50,000                -0-                $50,000

--------------------------------------------------------------------------------

                                   EXHIBIT F
--------------------------------------------------------------------------------

     As of the close of business on April 3, 2001, the shares outstanding of each Fund were as follows:

                                                                    NUMBER OF
                                                                OUTSTANDING SHARES
                            FUND                                   OF EACH FUND
                            ----                                ------------------
Harbor Mid Cap Growth Fund..................................       1,235,008.989
Harbor Growth Fund..........................................      11,925,589.447
Harbor Small Cap Growth Fund................................         851,034.629
Harbor International Growth Fund............................      65,651,654.250
Harbor Global Equity Fund...................................         518,301.854
Harbor Capital Appreciation Fund............................     221,883,518.636
Harbor International Fund II................................       8,254,999.813
Harbor International Fund...................................     136,752,525.583
Harbor Value Fund...........................................       9,882,936.942
Harbor Bond Fund............................................      79,474,228.661
Harbor Short Duration Fund..................................      12,405,119.819
Harbor Money Market Fund....................................     139,511,347.931

--------------------------------------------------------------------------------

                                   EXHIBIT G
--------------------------------------------------------------------------------

     As of April 3, 2001, each of the following persons or entities beneficially owned 5% or more of the voting securities of each such Fund. Except as noted, the address of each such beneficial owner is One SeaGate, Toledo, Ohio 43666.

-----------------------------------------------------------------------------------------------------------------------------
                                         HARBOR              HARBOR        HARBOR       HARBOR      HARBOR
                                         MID CAP   HARBOR   SMALL CAP   INTERNATIONAL   GLOBAL     CAPITAL         HARBOR
                                         GROWTH    GROWTH    GROWTH        GROWTH       EQUITY   APPRECIATION   INTERNATIONAL
             NAME OF OWNER                FUND      FUND      FUND          FUND         FUND        FUND          FUND II
-----------------------------------------------------------------------------------------------------------------------------
Charles Schwab & Co., Inc.
 Omnibus Account
 Registration
 101 Montgomery Street
 San Francisco, CA 94101-4122..........    30%        7%       --            12%          --          19%            17%
Donaldson Lufkin Jenrette
 SEC Corp. Inc. Reinvest Account
 c/o Transfer Dept. - 7th Floor
 P.O. Box 2052
 Jersey City, NJ 07303-2052............    --        --        --            --           --          --             --
Fidelity Investments Institutional
 Operations Co. Inc.
 FBO Certain Employee Benefit Plans
 100 Magellan Way KW1C
 Covington, KY 41015...................    --        --        --            --           --           6%            --
HCR Master Retirement Trust............    --        --        --            --           --          --             --
Harbor Capital Advisors, Inc...........    24%       --        24%           --           96%         --             --
Joseph H. Lemieux (TOD)................    --        --        --            --           --          --             --
Jupiter & Co.
 c/o Investors Bank & Trust Co.
 P.O. Box 1537 TOP57
 Boston, MA 02205-1537.................    --        --        --            --           --          --              8%
Maryland State
 Retirement Agency
 301 West Preston Street
 Baltimore, MD 21201-2363..............    --        --        --            --           --          --             --
Philip H.B. Moss
 466 Lexington Avenue
 New York, NY 10017....................    --        --         6%           --           --          --             --
National Financial
 c/o Mutual Funds
 P.O. Box 3908
 Church Street Station
 New York, NY 10008-3908...............    --        --        --             6%          --           7%            --
National Investor Services
 Special Custody Account for the
 Exclusive Benefit of Shareholders
 55 Water Street - 32nd Floor
 New York, NY 10041....................    --        --         6%           --           --          --             --
Owens-Illinois 401(k) Plan Mix 5.......     6%       --        --            --           --          --             --
Owens-Illinois 401(k) Plan Mix 6.......    10%       --         5%           --           --          --             --
Owens-Illinois 401(k) Trust............    --        30%       --            --           --          --             --
Owens-Illinois Master Retirement
 Trust.................................    --        --        --            --           --          --             --
PFPC FBO Supermarket Program
 c/o LPL-KOP
 211 South Gaulph Road
 King of Prussia, PA 19406.............    --        --        --            --           --           7%            --
Standard Insurance Company
 Attn: Corp Accounting P11D
 P.O. Box 711
 Portland, OR 97207....................    --        --        --            --           --          --             --
State Street Bank & Trust
 3M Voluntary Investment Plan
 One Enterprise Drive
 North Quincy, MA 02171................    --        --        --            --           --           7%            --
Wendel & Co. FBO #792805
 c/o The Bank of New York
 Mutual Fund/Reorg. Dept.
 P.O. Box 1066
 New York, NY 10268....................    --        --        28%           --           --          --             --
-----------------------------------------------------------------------------------------------------------------------------

---------------------------------------  ---------------------------------------------------
                                                                            HARBOR    HARBOR
                                            HARBOR       HARBOR   HARBOR    SHORT     MONEY
                                         INTERNATIONAL   VALUE     BOND    DURATION   MARKET
             NAME OF OWNER                   FUND         FUND     FUND      FUND      FUND
---------------------------------------  ---------------------------------------------------
Charles Schwab & Co., Inc.
 Omnibus Account
 Registration
 101 Montgomery Street
 San Francisco, CA 94101-4122..........       19%          --       23%       --        --
Donaldson Lufkin Jenrette
 SEC Corp. Inc. Reinvest Account
 c/o Transfer Dept. - 7th Floor
 P.O. Box 2052
 Jersey City, NJ 07303-2052............       --           --       10%       --        --
Fidelity Investments Institutional
 Operations Co. Inc.
 FBO Certain Employee Benefit Plans
 100 Magellan Way KW1C
 Covington, KY 41015...................       --           --       --        --        --
HCR Master Retirement Trust............       --            9%      --        --        --
Harbor Capital Advisors, Inc...........       --           --       --        --        --
Joseph H. Lemieux (TOD)................       --           --       --        --         7%
Jupiter & Co.
 c/o Investors Bank & Trust Co.
 P.O. Box 1537 TOP57
 Boston, MA 02205-1537.................       --           --       --        --        --
Maryland State
 Retirement Agency
 301 West Preston Street
 Baltimore, MD 21201-2363..............       11%          --       --        --        --
Philip H.B. Moss
 466 Lexington Avenue
 New York, NY 10017....................       --           --       --        --        --
National Financial
 c/o Mutual Funds
 P.O. Box 3908
 Church Street Station
 New York, NY 10008-3908...............       --           --       10%       --        --
National Investor Services
 Special Custody Account for the
 Exclusive Benefit of Shareholders
 55 Water Street - 32nd Floor
 New York, NY 10041....................       --           --       --        --        --
Owens-Illinois 401(k) Plan Mix 5.......       --           --       --        --        --
Owens-Illinois 401(k) Plan Mix 6.......       --           --       --        --        --
Owens-Illinois 401(k) Trust............       --           27%      --        --        19%
Owens-Illinois Master Retirement
 Trust.................................       --           --       --        67%       --
PFPC FBO Supermarket Program
 c/o LPL-KOP
 211 South Gaulph Road
 King of Prussia, PA 19406.............       --           --       --        --        --
Standard Insurance Company
 Attn: Corp Accounting P11D
 P.O. Box 711
 Portland, OR 97207....................       --           --        5%       --        --
State Street Bank & Trust
 3M Voluntary Investment Plan
 One Enterprise Drive
 North Quincy, MA 02171................       --           --       --        --        --
Wendel & Co. FBO #792805
 c/o The Bank of New York
 Mutual Fund/Reorg. Dept.
 P.O. Box 1066
 New York, NY 10268....................       --           --       --        --        --
---------------------------------------------------------------------------------------------------

[HARBOR FUND LOGO]

                                                                                                PROXY

                                                                                           FUND NAME HERE

                                                                                THIS PROXY IS SOLICITED ON BEHALF OF
                                                                                        THE BOARD OF TRUSTEES

                                                                                  SPECIAL MEETING OF SHAREHOLDERS
                                                                                            JUNE 7, 2001

                                                                  This proxy is solicited on behalf of the Board of Trustees of
                                                                  Harbor Fund (the "Trust") for the Special Meeting of Shareholders
                                                                  (the "Meeting") and relates to the proposals with respect to the
                                                                  Trust and to

                                                                                           FUND NAME HERE

                                                                  (the "Fund"), a series of the Trust.  The undersigned hereby appoints David G. Van Hooser, James M. Williams, Constance L.
                                                                  Bouders and Karen B. Wasil, and each of them, proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund which the undersigned is entitled to vote at the Meeting to be held at 1:00 p.m. Eastern time, on June 7,
                                                                  2001 at One SeaGate, 16th Floor, Toledo, Ohio 43686, and any
                                                                  adjournment thereof.

                     YOUR VOTE IS IMPORTANT                       THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS INSTRUCTED.
                                                                  UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO
                                                                  GRANT AUTHORITY TO VOTE "FOR" ALL PROPOSALS RELATING TO THE TRUST
                                                                  AND TO THE FUND WITH DISCRETIONARY AUTHORITY TO VOTE UPON SUCH
                                                                  OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY
                                                                  ADJOURNMENT THEREOF.  THE UNDERSIGNED HEREBY REVOKES ANY PROXY
                                                                  PREVIOUSLY GIVEN.

To vote by Telephone

1)  Read the Proxy Statement and have the Proxy card below        PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE IF
    at hand.                                                      YOU ARE NOT VOTING BY TELEPHONE OR INTERNET.
2)  Call 1-800-690-8903
3)  Enter the 12-digit control number set forth on the Proxy card and follow the simple instructions.

To vote by Internet

1) Read the Proxy Statement and have the Proxy card below at hand.
2)  Go to Website www.proxyvote.com
3) Enter the 12-digit control number set forth on the Proxy card and follow the simple instructions.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:             HARBOR                    KEEP THIS PORTION FOR YOUR RECORDS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 DETACH AND RETURN THIS PORTION ONLY
                                        THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

------------------------------------------------------------------------------------------------------------------------------------
FUND NAME HERE

  Unless otherwise specified in the squares provided, the undersigned's vote will be cast FOR each numbered item below.

  The Board of Trustees of Harbor Fund recommend, that you vote FOR the proposals set forth below.

  VOTE ON PROPOSALS                          FOR AGAINST ABSTAIN     VOTE ON TRUSTEE                  FOR    WITHHOLD

  1.  Approval of new advisory agreement     [ ]   [ ]     [ ]       3.  Election of one Trustee
                                                                         David G. Van Hooser          [ ]      [ ]

  2.  Approval of new subadvisory agreement  [ ]   [ ]     [ ]

Please sign exactly as name(s) appears above.  If shares are held in the name of joint owners, each should sign.
Attorneys-in-fact, executors, administrators, trustees, guardians etc. should so indicate.  If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.


  ----------------------------------------------                        ----------------------------------------------


  ----------------------------------------------                        ----------------------------------------------
  Signature (PLEASE SIGN WITHIN BOX)   Date                             Signature (Joint Owners)             Date

------------------------------------------------------------------------------------------------------------------------------------